HSBC Mutual Funds Trust

International Equity Fund         3435 Stelzer Road, Columbus, Ohio 43219

                                  Information: (800) 634-2536
                                  HSBC ASSET MANAGEMENT AMERICAS INC.
                                  --Investment Adviser and Co-Administrator
                                  BISYS FUND SERVICES--Distributor
--------------------------------------------------------------------------------

  HSBC Mutual Funds Trust (the "Trust") was organized in Massachusetts on November 1, 1989 as a Massachusetts business trust and is an open-end, diversified management investment company with multiple investment portfolios, including the International Equity Fund (the "Fund").

  The Fund's investment objective is to seek to provide investors with long-term capital appreciation by investing, under ordinary market conditions, at least 65% of its total assets in equity securities (including American, European and Global Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will generally be invested in equity and debt securities of companies based in, and debt securities of governments and other issuers issued in, the United States and outside of the United States, including bonds and money market instruments. The Fund may also use other investment practices to enhance return or to hedge against fluctuations in the value of portfolio securities. See "Investment Objective, Policies and Risk Factors."

  The Fund's investment adviser is HSBC Asset Management Americas Inc. (the "Adviser"), the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank. The Fund's investment sub-adviser is Delaware International Advisers Ltd. ("Delaware International" or "Sub-Adviser"). See "Management of the Fund" in this Prospectus.

  PROSPECTIVE INVESTORS SHOULD BE AWARE THAT SHARES OF THE FUND ARE NOT AN OBLIGATION OF OR GUARANTEED OR ENDORSED BY THE HSBC HOLDINGS PLC OR ITS AFFILIATES. IN ADDITION, SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND MAY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPLE. THE NET ASSET VALUE OF THE FUND WILL FLUCTUATE FROM TIME TO TIME.

  Shares of the Fund are offered for sale primarily through its distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain banks, broker-dealers, financial institutions and corporations (the "Participating Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at these Participating Organizations and to perform certain services for the Fund.

  The Fund offers and the Prospectus relates to two classes of shares - the Institutional Class and Service Class. The Institutional Class of shares are available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Class of shares are available to all other investors. The Institutional Class shares and Service Class shares are identical in all respects, with the exception that Institutional Class shares are not subject to a sales load and do not impose any shareholder servicing or Rule 12b-1 fees.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information (the "SAI"), dated April 30, 1998, containing additional detailed information about the Fund, has been filed with the Securities and Exchange Commission and is available, along with other materials, on the SEC Internet web site (http:/www.sec.gov). The SAI is incorporated by reference into this Prospectus. A copy is available without charge and can be obtained by writing the Trust at the above address, or calling the telephone number listed above.

                              ------------------

  This Prospectus should be read and retained for ready reference to information about the Fund.

                              ------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS  THE
    SECURITIES AND  EXCHANGE COMMISSION OR ANY  STATE SECURITIES COMMISSION
      PASSED UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY
       REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1998 as revised September  , 1998.

                               TABLE OF CONTENTS

Redemption of Shares.........  21
Exchange Privilege...........  23
Dividends, Distributions and
 Taxes.......................  23
Account Services.............  25
Transfer Agency and Fund Ac-
 counting
 Services....................  25
Custodian....................  26
Counsel......................  26
Performance Information......  26
Shares of Beneficial
 Interest....................  27

Summary of Annual Fund Operating
 Expenses.....................      2
Financial Highlights..........      4
Investment Objective, Policies
 and Risk Factors.............      5
Investment Restrictions.......     12
Management of the Fund........     13
Transactions with Affiliates..     17
Determination of Net Asset
 Value........................     17
Purchase of Shares............     18

                     -------------------------------------

                   SUMMARY OF ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  The purpose of the following information is to assist an investor in understanding the costs and expenses that an investor in the Fund would bear directly or indirectly in connection with the purchase of Service Class and Institutional Class shares. The information provided is based on expenses for the Fund for the fiscal year ended December 31, 1997, as adjusted for changes to the sub-advisory fee, estimated operating expenses and voluntary reductions of investment advisory, administration and 12b-1 fees.

                                                          SERVICE INSTITUTIONAL
                                                          SHARES     SHARES
SHAREHOLDER TRANSACTION EXPENSES:                         ------- -------------
Maximum sales charge imposed on purchases of shares of
the Fund
  (as a percentage of offering price)....................  5.00%      0.00%
                                                           ----       ----
Certain investors will not be subject to the sales
charge.
See "Purchase of Shares" in this Prospectus.
ANNUAL FUND OPERATING EXPENSES:
Management Fees (net of fees not imposed)*...............  0.56%      0.56%
12b-1 Fees (net of fees not imposed)**...................  0.00%      none%
OTHER EXPENSES:
  Administrative Services Fee***.........................  0.10%      0.10%
  Other Operating Expenses...............................  0.57%      0.52%
                                                           ----       ----
Total Fund Operating Expenses (net of fees and expenses
not imposed)*****........................................  1.23%      1.18%
                                                           ====       ====
Total Fund Operating Expenses Before Non-Imposition of
Fees and Expenses........................................  1.97%      1.57%
                                                           ====       ====

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual shareholder's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

  THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE EXPENSES SET FORTH ABOVE AND THE EXAMPLE SET FORTH BELOW REFLECT THE NON-IMPOSITION OF CERTAIN FEES AND EXPENSES. THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE FOLLOWING EXAMPLE ASSUMES A 5% ANNUAL RETURN; HOWEVER, THE FUND'S ACTUAL RETURN WILL VARY AND MAY BE GREATER OR LESS THAN 5%.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment assuming a 5% annual return and the reinvestment of all dividends and distributions:

                                                           SERVICE INSTITUTIONAL
                                                           SHARES     SHARES
                                                           ------- -------------
     1 year...............................................  $ 62       $ 12
     3 years..............................................  $ 87       $ 37
     5 years..............................................  $114       $ 65
     10 years.............................................  $191       $143

--------
    * Reflects advisory fees not imposed in the past as a result of a voluntary waiver by the Adviser. If these fees had been imposed in the past or will be imposed in the future, the advisory fees for the Service Class and Institutional Class shares would be 0.90%.
   ** The fee under the Fund's Distribution Plan and Agreement is calculated on the basis of the average daily net assets of the Fund's Service Shares at an annual rate not to exceed 0.35%. See "Management of the Fund--Distribution Plan and Agreement."
  *** Reflects administrative fees not imposed as a result of a voluntary waiver by BISYS Fund Services of 0.05% for both share classes. See "Management of the Fund--Administrator."
 **** Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged additional fees by such Participating Organization related to services it provides for such Investors. The Fund may also pay fees to Participating Organizations for handling recordkeeping and certain administrative services for the customers who invest in the Fund through accounts maintained at the Participating Organization. The payment will not exceed 0.35% of the average daily net assets maintained by such Participating Organization. See "Management of the Fund--Servicing Agreements" for additional information.

                             FINANCIAL HIGHLIGHTS

  The following supplementary financial information for the period April 25, 1994 (commencement of operations) to December 31, 1994 for the Service Class and March 1, 1995 (commencement of operations) to December 31, 1995 for the Institutional Class, and the three years (two years in the case of the Institutional Shares) ended December 31, 1997 has been audited by Ernst & Young LLP, whose report thereon appears in the Funds' 1997 Annual Report to Shareholders. This information should be read in conjunction with the financial statements and notes thereto. The information below is for periods prior to the appointment of Delaware International Advisers Ltd. as sub-adviser to the Fund.

  Selected data for a share outstanding throughout each period:

                           INTERNATIONAL EQUITY FUND

                                         SERVICE CLASS SHARES                           INSTITUTIONAL CLASS SHARES
                       -------------------------------------------------------- ------------------------------------------
                         FOR THE      FOR THE      FOR THE     FOR THE PERIOD     FOR THE      FOR THE     FOR THE PERIOD
                        YEAR ENDED   YEAR ENDED   YEAR ENDED  APRIL 25, 1994(A)  YEAR ENDED   YEAR ENDED  MARCH 1, 1995(A)
                       DECEMBER 31, DECEMBER 31, DECEMBER 31,  TO DECEMBER 31   DECEMBER 31, DECEMBER 31, TO DECEMBER 31,
                           1997         1996         1995           1994            1997         1996           1995
                       ------------ ------------ ------------ ----------------- ------------ ------------ ----------------
Net asset value, be-
 ginning of period...    $ 10.60      $  9.97       $9.55          $ 10.00        $ 10.61      $  9.98        $  8.81
                         -------      -------       -----          -------        -------      -------        -------
Investment Opera-
 tions:
-----------------
 Net investment
  loss**.............       0.06        (0.07)      (0.07)             --            0.04        (0.01)         (0.03)
 Net realized and
  unrealized gain
  (loss) from invest-
  ments..............      (0.28)        0.65        0.49            (0.43)         (0.27)        0.64           1.20
                         -------      -------       -----          -------        -------      -------        -------
Total from investment
 operations..........      (0.22)        0.63        0.42            (0.43)         (0.23)        0.63           1.17
Distributions:
--------------
 From net investment
  income.............      (0.03)          --          --               --          (0.02)          --             --
 From excess of net
  realized losses on
  investments........         --           --          --            (0.02)         (0.01)          --             --
                         -------      -------       -----          -------        -------      -------        -------
Total distributions..      (0.03)          --          --            (0.02)         (0.03)          --             --
                         -------      -------       -----          -------        -------      -------        -------
Net asset value, end
 of period...........    $ 10.35      $ 10.60       $9.97          $  9.55        $ 10.35      $ 10.61        $  9.98
                         =======      =======       =====          =======        =======      =======        =======
Total return(b)......      (2.06)%       6.32%       4.40%           (4.30)%(d)     (2.15)%       6.31%         13.28%(d)
Ratios/Supplemental
 Data:
-------------------
 Net assets at end of
  period (000).......    $   309      $   409       $ 658          $16,819        $67,458      $21,100        $15,253
 Ratio of expenses to
  average net
  assets (with fee
  waivers)...........       1.17 %       2.10%       1.98 %           2.16%(c)       1.12%        2.04 %         2.62%(c)
 Ratio of net invest-
  ment loss to
  average net assets
  (with fee waivers).       0.54 %      (0.19)%     (1.01)%          (0.04)%(c)      0.35 %      (0.10)%        (0.34)%(c)
 Ratio of expenses
  (without fee
  waivers) to average
  net assets*........       2.19 %       2.94%       3.66 %           2.50%(c)       1.91%        2.89 %         3.12%(c)
 Ratio of net
  investment loss
  (without fee
  waivers) to average
  net assets*........     (0.48)%       (1.03)%     (2.69)%          (0.39)%(c)     (0.44)%      (0.95)%        (0.84)%(c)
 Portfolio turnover
  rate...............     112.54%       77.91%      90.31 %          29.37%(d)     112.54%       77.91 %        90.31%(d)
 Average commission
  rate paid(e).......    $0.0321      $0.0006         N/A              N/A        $0.0321      $0.0006            N/A

--------
 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
** Based on average shares outstanding.
(a) Commencement of operations.
(b) Excludes sales charge.
(c) Annualized.
(d) Not annualized.
(e) Represents the total dollar amount of commissions paid on portfolio transactions for the year ended December 31, 1997, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to December 31, 1996.

                INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

INVESTMENT OBJECTIVE

  The investment objective of the Fund is to seek to provide investors with long-term capital appreciation by investing, under ordinary market conditions, at least 65% of its total assets in equity securities (including American, European and Global Depositary Receipts) issued by companies based outside of the United States. The balance of the Fund's assets will generally be invested in equity and debt securities of companies based in, and debt securities of governments and other issuers issued in, the United States and outside of the United States, including bonds and money market instruments. The Fund may, for temporary defensive purposes, invest up to 100% of its assets in these instruments. There is no assurance that the Fund's objective will be achieved.

  The International Equity Fund's investment objective is fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the SAI. The other investment policies and practices of the Fund, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Trustees without shareholder approval.

INVESTMENT POLICIES

  Delaware International's approach in selecting investments is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Fund, Delaware International will identify those stocks that it believes will provide a high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Delaware International conducts fundamental research on a global basis in order to identify securities that, in Delaware International's opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Delaware International's general management strategy emphasizes long-term holding of securities, although securities may be sold in Delaware International's discretion without regard to the length of time they have been held.

  The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments in a variety of non-U.S. markets with a focus on equity investments that have the potential for price appreciation and income. The Fund's equity investments may include, but are not limited to common stocks, preferred stocks, convertible securities, depositary receipts and warrants. The Fund will invest its assets in securities traded on as many as sixty foreign stock markets, including but not limited to Japan, the United Kingdom, Canada, Germany, Italy, France, Spain, Switzerland, the Netherlands, Sweden, Australia, New Zealand, Hong Kong and Singapore. While investments will be made mainly in marketable securities of companies located in developed countries, up to 20% of the Fund's total assets may be invested in "emerging markets," including but not limited to Mexico, Hong Kong, Indonesia, Malaysia, Thailand, South Africa and Peru.

  The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the European Currency Unit.

  As described below, currency considerations carry a special risk for a portfolio of international securities. Delaware International employs a purchasing power parity approach to evaluate currency risk, and the Fund may actively carry on defensive hedging activities, including investment in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. See Forward Currency Contracts under "Other Investment Practices of the Funds."

RISK FACTORS

  Investment in securities of foreign issuers may subject the Fund to risks of foreign political, economic and legal conditions and developments that an investor would not encounter investing in equity securities issued by U.S. domestic companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fund invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as, and may be more volatile than, comparable domestic common stocks. In addition, foreign securities markets are generally not as developed or efficient as those in the United States. There is generally less government supervision and regulation of foreign securities exchanges, brokers and companies than in the United States. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than securities denominated in United States dollars, is influenced by the returns on the currencies in which the securities are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by the Fund. In a period when the U.S. dollar generally rises against foreign currencies, the value of foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the value of foreign securities will be enhanced. Further, brokerage costs in purchasing and selling securities in foreign securities markets generally are higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Fund's portfolio securities are higher than domestic custodial costs.

  Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales of foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have a negative effect on the economies and securities markets of certain emerging market countries.

OTHER INVESTMENT PRACTICES

  Investment Company Securities. The Fund may invest up to 10% of its total assets in securities issued by other investment companies. Such securities will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), which include a prohibition against the Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs and investment advisory and administrative services fees. The Fund may not invest more than 5% of its total assets in the securities of one investment company.

  Long-Term and Short-Term Corporate Debt Obligations. The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, or Sub-Adviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on factors such as (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations the Adviser or Sub-Adviser deems appropriate.

  The Fund will not purchase corporate debt securities rated below Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or to the extent certain U.S. or foreign debt obligations are unrated or rated by other rating agencies, are determined by the Adviser or Sub-Adviser to be of comparable quality. While "Baa"/"BBB" and comparable unrated securities may produce a higher return than higher rated securities, they are subject to a greater degree of market fluctuation and credit risk than the higher quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well.

  Convertible Securities. The Fund may invest in convertible securities which have characteristics similar to both fixed income and equity securities. Convertible securities pay a stated rate of interest and generally are convertible into the issuer's common stock at a stated conversion price prior to call or redemption. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

  Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs and GDRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs typically may only be traded from one United States investor to another United States investor, whereas GDRs can often be traded outside the United States. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, GDRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (generally one day). While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, the Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser or Sub-Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, the Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The Adviser or Sub-Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act.

  Securities of Foreign Governments and Supranational Organizations. The Fund may invest in debt securities issues by foreign governments, their political subdivisions, governmental authorities, agencies and instrumentalities and supranational organizations. Such obligations may be U.S. dollar-denominated or denominated in foreign currencies. A supranational organization is an entity designated or supported by the national governments of one or more countries to promote economic reconstruction or development. Examples of supranational organizations include, among others, the International Bank for Reconstruction and Development, the European Economic Community, the European Coal and Steel Community, the Inter-American Development Bank, the Asian Development Bank, and the African Development Bank. The Fund may also invest in "quasi-government securities" which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction which is not backed by its full faith and credit and general taxing powers.

  When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income is credited to the Fund until settlement takes place. To facilitate such acquisitions, the Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

  Forward Currency Contracts. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to expedite settlement of portfolio transactions and to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's long-term investment strategies. However, the Adviser and Sub-Adviser believe that it is important to have the flexibility to enter into forward currency contracts when they determine that the best interests of the

Fund will be served. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the transaction costs of currency conversion.

  When the Adviser or Sub-Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

  At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

  Generally, the Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If the Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

  Options on Currencies. The Fund will purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

  Options on Securities. The Fund may write (sell) covered put and call options and purchase put and call options with a value of up to 25% of its total assets. The Fund will engage in options trading principally for hedging purposes. The Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

  The Fund may purchase call options, but only to effect a "closing transaction"--i.e., to offset an obligation pursuant to a previously written call option to prevent an underlying security from being called, or to permit the sale of the underlying security or the writing of a new option on the security prior to the outstanding option's expiration. The Fund may also purchase securities with put options, sometimes referred to as stand-by commitments, which are otherwise eligible for investment in amounts not exceeding 10% of its total assets, when the Fund anticipates a decline in the market value of securities in the Fund's portfolio. The Fund will incur costs, in the form of premiums, on options it purchases and may incur transaction costs on options that it exercises. The Fund will ordinarily realize a gain from a put option it has purchased if the value of the securities subject to the option decreases sufficiently below the exercise price to cover both the premium and the transaction costs.

  Interest Rate Futures Contracts. The Fund may, to a limited extent, enter into interest rate futures contracts, i.e., contracts for the future delivery of securities or index-based futures contracts that are, in the opinion of the Fund, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect the Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of the Fund's current portfolio securities. The Fund will engage in such transactions solely for bona fide hedging purposes and not for the purpose of engaging in speculative trading practices. The SAI describes these investments in greater detail.

  Options on Interest Rate Futures Contracts. The Fund may purchase put and call options on interest rate futures contracts, which give the Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. The Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that the Fund writes, the Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, the Fund will purchase or sell options on interest rate futures contracts solely for bona fide hedging purposes and not as a means of speculative trading.

  Writing Covered Calls. The Fund may seek to earn premiums by writing covered call options against some of the securities in its portfolio. A call option is "covered" if the Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. Until an option lapses or is cancelled by a closing transaction, the maximum sales price the Fund can realize on the underlying security is limited to the strike price. The Fund continues to bear the risk of a decline in the market price of the security during the option period, although the decline in value would be mitigated by the amount of the premium received for the call. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets.

  Futures, Related Options and Options on Stock Indices. The Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. In addition, the Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser or Sub-Adviser anticipates an advance. In attempting to hedge its portfolio, the Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund will not engage in transactions in futures contracts or options for speculation. The Fund will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

  A stock index assigns relative weightings to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets.

  When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

  In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple called the "multiplier."

  During a market decline or when the Adviser or Sub-Adviser anticipates a decline, the Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Sub-Adviser anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against the Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. The Fund will sell options on futures and on stock indices only to close out existing hedge positions.

  The Fund's successful use of stock index futures contracts, options on such contracts and options on indices depends upon the Adviser's or Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Fund's portfolio diverges from the composition of the relevant index. Such imperfect correlation may prevent the Fund from achieving the intended hedge or may expose the Fund to risk of loss. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Fund's ability to establish and maintain positions will depend on market liquidity. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser and Sub-Adviser possess the skills necessary for the successful utilization of hedging and risk management transactions.

  Positions in options, futures and options on futures may be closed out only on an exchange which provides a secondary market for such purposes. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position which could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

  Pursuant to undertakings with the Commodity Futures Trading Commission ("CFTC"), (i) the Fund has agreed to restrict the use of futures and related options only for the purpose of hedging, as such term is defined in the CFTC's rules and regulations; (ii) the Fund will not enter into futures and related transactions if, immediately thereafter, the sum of the margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of Fund's total assets after taking into account unrealized profits and unrealized losses on any such contract; (iii) the Fund will not market, and is not marketing, itself as a commodity pool or otherwise as a vehicle for trading in commodity futures and related options; and (iv) the Fund will segregate assets to cover the futures and options.

  Lending of Portfolio Securities. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 102% of the market value of the securities loaned plus interest or dividends. While such securities are on loan, the borrower will pay the Fund the amount of any income accruing thereon or, in some cases, a separate fee. The Fund will not lend securities having a value which exceeds 10% of the current value of its total assets. There may be risk of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution and whether the income to be earned from the loan justifies the attendant risks.

  Portfolio Turnover. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of an adverse market movement. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. For fiscal years ended December 31, 1997 and December 31, 1996, the International Fund's portfolio turnover rate was 112.54% and 77.91%, respectively.

  Illiquid Securities. The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market and (b) repurchase agreements not terminable within seven days. See "Repurchase Agreements" above. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Fund will not invest more than 10% of its net assets in Rule 144A securities.

  Money Market Securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in various money market instruments such as bank obligations, commercial paper, variable rate master demand notes, shares of money market mutual funds, bills, notes and other obligations issued by a U.S. company, the U.S. Government, a foreign company or a foreign government, its agencies or instrumentalities denominated in U.S. dollars. For temporary defensive purposes, the Fund may invest 100% of its total assets in such money market instruments subject to certain restrictions. All money market instruments will be limited to those which carry a rating of MIG-1 or P-1 by Moody's or SP-1 or A-1 by S&P, or which are comparably rated by another rating agency or, if unrated, are of comparable quality as determined by the Adviser or Sub-Adviser pursuant to guidelines established and regularly reviewed by the Board of Trustees. During times when the Fund is maintaining a temporary defensive posture, it may be unable to achieve fully its investment objective.

                            INVESTMENT RESTRICTIONS

  The SAI contains more information on the Fund's Investment Policies, and also identifies the restrictions on the Fund's investment activities, which provide among other things that the Fund may not:

    (1) with respect to 75% of its total assets, invest more than 5% of its total assets taken at market value in the securities of any one issuer (excluding U.S. Government securities but including securities subject to repurchase agreements) or purchase more than 10% of the outstanding voting securities of any single issuer;

    (2) purchase the securities of issuers conducting their principal business activity in the same industry immediately after the purchase and as a result thereof, the value of the investments of the Fund in that industry would exceed 25% of the current value of the total assets of the Fund, except that there is no limitation with respect to investments in obligations of the United States Government including repurchase agreements and loans of securities collateralized by U.S. Government Securities; and

    (3) borrow money, except that it may borrow from banks as a temporary measure for emergency purposes where such borrowing would not exceed 5% of the total assets (including amount borrowed) taken at market value. The Fund shall not purchase securities while such borrowings are outstanding.

                                   * * * * *

  The investment restrictions referred to above are fundamental and may be changed only when permitted by law and approved by a majority of the outstanding voting securities of the Fund. As used in this Prospectus such approval means approval by the lesser of (i) the holders of 67% or more of the shares represented in a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) the holders of more than 50% of the outstanding shares.

                            MANAGEMENT OF THE FUND

  The property, affairs and business of the Fund are managed by the Board of Trustees. The Trustees elect officers who are charged with the responsibility for the day-to-day operations of the Fund and the execution of policies formulated by the Trustees. Information about the Trustees as well as the Trust's executive officers may be found in the SAI under the heading "Management--Trustees and Officers."

INVESTMENT ADVISER

  The Trust retains HSBC Asset Management Americas Inc. to act as the investment adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment affiliate of HSBC Holdings plc (Hongkong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 140 Broadway, New York, New York 10005. At December 31, 1997, the Adviser managed over $3.9 billion of assets of individuals, pension plans, corporations and institutions.

  Mr. Paul Guidone, Chief Investment Officer of HSBC Asset Management Americas Inc. exercises general supervisory authority over all of the Advisor's portfolio managers. Mr. Guidone has been with the Adviser since 1994.

  Pursuant to the Advisory Contract, the Adviser furnishes continuous investment guidance to the Trust consistent with the Fund's investment objective and policies and provides administrative assistance in connection with the operation of the Fund. Information regarding the investment performance of the Fund is contained in the Fund's Annual Report dated December 31, 1997 and may be obtained, without charge, from the Trust.

SUB-ADVISER

  At a Board of Trustees Meeting held on May 5, 1998 the Board of Trustees approved the appointment of Delaware International Advisers Ltd. ("Delaware International") as a new sub-adviser for the International

Equity Fund to replace the Fund's current sub-advisers. This appointment took effect when shareholders approved Delaware International as sub-adviser at a Special Meeting of Shareholders held on September 25, 1998.

  Delaware International has its principal business address at 80 Cheapside, London, England EC2V 6EE. Delaware International provides investment services primarily to institutional accounts and mutual funds in the global and international equity and fixed income markets. Delaware International is an indirect wholly-owned subsidiary of Lincoln National Corporation and as of the date of this Prospectus had assets under management of approximately $10.2 billion, with over $6 billion in international/global equity.

  Under its Sub-Advisory Contract with the Adviser, the Sub-Adviser provides at its own expense the personnel and equipment necessary to carry out its duties. The Sub-Adviser will provide the Fund with quarterly reports with respect to securities the Fund holds or markets in which the Fund has invested.

BANKING LAWS

  Counsel to the Trust and special counsel to the Adviser have advised the Adviser that the Adviser may perform the services for the Fund contemplated by the Advisory Contract without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that this question has not been authoritatively determined and that judicial or administrative decisions or interpretations of present Federal or state statutes and regulations relating to the permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as future changes in Federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent the Adviser from continuing to perform such services for the Fund.

  If the Adviser were prohibited from performing any of its services for the Trust, it is expected that the Board of Trustees would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

DISTRIBUTOR

  BISYS Fund Services, the Distributor (the "Distributor"), has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Fund.

ADMINISTRATOR

  The Trust retains BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services to act as the Administrator of the Fund in accordance with the terms of the Management and Administration Agreement. Pursuant to the Management and Administration Agreement, the Administrator, at its expense, generally supervises the operation of the Trust and the Fund by reviewing the expenses of the Fund monthly to ensure timing and accuracy of the Fund's operating expense budget and by providing administrative personnel, office space and administrative services reasonably necessary for the operation of the Trust and the Fund, other than those services which are provided by the Adviser pursuant to the Advisory Contract.

SERVICING AGREEMENTS

  The Fund may enter into agreements (the "Servicing Agreements") with certain banks, financial institutions and corporations (the "Participating Organizations") so that each Participating Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Funds through accounts maintained at that Participating Organization. In such cases the Participating Organization or one of its nominees will be the shareholder of record as nominee for its customers and will maintain subaccounts for its customers. In addition, the Participating Organization will credit cash distributions to each customer account, process purchase and redemption requests, mail statements of all transactions with respect to each customer and, if required by law, distribute the Trust's shareholder reports and proxy statements. However, any customer of a Participating Organization may become the shareholder of record upon written request to its Participating Organization or the Fund's Transfer Agent. Each Participating Organization will receive monthly payments which in some cases may be based upon expenses that the Participating Organization has incurred in the performance of its services under the Servicing Agreement. The payments will not exceed, on an annualized basis, an amount equal to 0.35% of the average daily value during the month of Fund shares in the subaccount of which the Participating Organization is record owner as nominee for its customers. Such payments will be separately negotiated with each Participating Organization and will vary depending upon such factors as the services provided and the costs incurred by each Participating Organization. The payments may be more or less than the fees payable to BISYS Fund Services for the services it provides pursuant to the Transfer Agency Agreement for similar services.

  The payments will be made by the Fund to the Participating Organizations pursuant to the Servicing Agreements. BISYS Fund Services will not receive any compensation as transfer or dividend disbursing agent with respect to the subaccounts maintained by Participating Organizations. The Board of Trustees will review, at least quarterly, the amounts paid and the purposes for which such expenditures were made pursuant to the Servicing Agreements.

  Under separate agreements, the Adviser (not the Fund) may make supplementary payments from its own revenues to a Participating Organization that agrees to perform services such as advising customers about the status of their subaccounts, the current yield and dividends declared to date and providing related services a shareholder may request. Such payments will vary depending upon such factors as the services provided and the cost incurred by each Participating Organization.

DISTRIBUTION PLAN AND AGREEMENT

  The Board of Trustees of the Trust has adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") for the Service Class shares pursuant to Rule 12b-1 of the 1940 Act, after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and the Service Class shareholders. The Plan provides, with respect to the Service Class shares only, for a monthly payment by the Fund to reimburse the Distributor in such amounts that they may request for expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services and other direct and indirect distribution-related expenses, including the payment of a monthly fee to broker-dealers for rendering distribution-related asset introduction and asset retention services. The Fund may also make payments to other broker-dealers or financial institutions for their assistance in distributing shares of the Fund and otherwise promoting the sale of the Fund's shares. The total monthly payment is based on the Fund's Service Class shares average daily net asset value during the preceding month and is calculated at an annual rate not to exceed 0.35%.

  The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's outstanding shares subject to the Plan and approval of a majority of the non-interested Trustees. Distribution expenses incurred in one year will not be carried forward into and reimbursed in the next year for actual expenses incurred in the previous year.

FEES AND EXPENSES

  The Fund pays the Adviser as compensation for its advisory services a monthly fee equal to an annual rate of 0.90% of the Fund's average daily net assets. As compensation for its administrative services, BISYS Fund Services receives from the Fund a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. The Distributor is not paid a fee by the Fund, but is reimbursed for certain distribution expenses described above under "Distribution Plan and Agreement" in this Prospectus. As compensation for their services, the Sub-Adviser will receive fees from the Adviser in accordance with the following table rather than receiving a fee computed at a flat-rate of a percentage of the assets. The fee earned is computed daily at an annual rate based on the average daily net assets of the Fund.

AVERAGE DAILY VALUE                              ANNUAL FEE RATE AS A PERCENTAGE
OF THE FUND'S ASSETS                                 OF AVERAGE DAILY VALUE
--------------------                             -------------------------------
First $20 Million...............................              0.75%
Next $30 Million................................              0.50%
Next $50 Million................................              0.40%
Thereafter......................................              0.35%

  Subject to a minimum account size of $20 million (or fees equivalent thereto).

  Based on the Fund's net assets on June 1, 1998 of approximately $63,106,747, the above fee schedule would result in an effective fee rate of approximately 0.56%. The Adviser and the Sub-Advisers may agree in advance not to impose a portion of their fees in the future.

  Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged one or more of the following types of fees by Participating Organizations, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets).

YEAR 2000 AND EUROPEAN MONETARY UNION RISKS

  Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund or its service providers and counter parties do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund is in the process of assessing and formulating responses to these potential problems with the Adviser and all other major service providers and counter parties. There can be no assurance that the Fund's actions will be sufficient to avoid any adverse impact.

  The Fund is also taking steps to determine what actions, if any, may be necessary for the Fund to prepare for the upcoming European Monetary Union ("EMU") conversion. The EMU is scheduled to begin on January 1, 1999 and will ultimately result in the replacement of certain European currencies with the "Euro." At this time, there can be no assurance that these steps will be sufficient to avoid adverse impact on the Fund.

                         TRANSACTIONS WITH AFFILIATES

  Broker-dealers which are affiliates of the Adviser may act as brokers for the Fund. At all times, however, their commissions, fees or other charges must be reasonable and fair in comparison with those that would be paid to unaffiliated firms for comparable transactions. The Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal. In placing orders for the purchase and sale of portfolio securities, the Fund seeks the best execution at the most favorable price, considering all of the circumstances. The Adviser may consider sales of shares of the Fund and of other HSBC Funds as a factor in selecting a broker. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the research services incurred by the Adviser.

                       DETERMINATION OF NET ASSET VALUE

  The Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:15 p.m. (Eastern time) on each day the Fund's transfer agent is open for business. The net asset value will not be computed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The net asset value per share of each class is computed by dividing the value of the net assets of each class (i.e., the value of the assets less the liabilities) by the total number of shares outstanding of each class. All expenses, including the management, advisory, sub-advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value.

  Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security is based on the last trade price for that security on a day in which the security is traded. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such security. Options on stock indices traded on national securities exchanges are valued at the close of options trading on such exchanges (which is currently 4:10 p.m., Eastern time). Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges (which is currently 4:15 p.m., Eastern time). Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. While portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges preceding the calculation of a Fund's net asset value, when an occurrence subsequent to the time a value was so established is likely to have changed such value, the securities will be valued at fair value as determined by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value. The Board of Trustees has determined in good faith that amortized cost equals fair market value. All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank or broker. If such quotations are not available as of the close of the New York Stock Exchange, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

                              PURCHASE OF SHARES

  Shares of the Fund are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. Prospectuses and accompanying sales material can be obtained from the Transfer Agent or Distributor.

  The minimum initial investment requirement for the Fund is $1,000. The minimum subsequent investment requirement is $50. There are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Participating Organizations. The minimum investment requirements may be waived or lowered for investments effected on a group basis by certain other institutions and their employees, such as pursuant to a payroll deduction plan. All funds will be invested in full and fractional shares. The Trust reserves the right to reject any purchase order. Compensation to salespersons may vary depending upon whether Service Class or Institutional Class shares are sold.

  Orders for shares of the Fund will be executed at the net asset value per share next determined after receipt of an order by the dealer, plus a sales charge (Service Class shares only) varying with the amount invested in accordance with the following schedule:

                                                                    REALLOWANCE
                                                                    TO SERVICE
                                                TOTAL SALES LOAD   ORGANIZATIONS
                                               ------------------- -------------
                                               AS A % OF AS A % OF   AS A % OF
                                               OFFERING  NET ASSET   OFFERING
                                                 PRICE     VALUE       PRICE
                                               PER SHARE PER SHARE   PER SHARE
                                               --------- --------- -------------
Less than $50,000.............................   5.00%     5.26%       4.50%
$50,000 but less than $100,000................   4.50%     4.71%       4.00%
$100,000 but less than $250,000...............   3.75%     3.90%       3.40%
$250,000 but less than $500,000...............   2.50%     2.56%       2.25%
$500,000 but less than $1 million.............   2.00%     2.04%       1.75%
$1 million and above..........................   1.00%     1.01%       0.90%

  The sales charge applicable to the purchase of Service Class shares will be waived on the following purchases: (1) by Trustees and officers of the Trust and of HSBC Funds Trust, and members of their immediate families (parents, spouses, children, brothers and sisters), (2) by directors, employees and retirees of Marine Midland Bank and its affiliates, and members of their immediate families, (3) by financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit-sharing or other benefit plan for such customers or employees, (4) by directors and employees of the Distributor, selected broker-dealers and affiliates and members of their immediate families, (5) by charitable organizations as defined in Section 501(c)(3) of the Internal Revenue Code ("Charitable Organizations") or for charitable remainder trusts or life income pools established for the benefit of Charitable Organizations, (6) by registered representatives of selling brokers and members of their immediate families, (7) by individuals who have terminated their Employee Benefit Trust ("EBT") Plan or have retired and are purchasing shares in the Fund with the proceeds of their benefits checks (the EBT Plan must currently own shares of the Fund at the time of the individual's purchase), (8) by corporations, their officers or directors, partnerships, and their partners which are customers or prospective customers of Marine Midland Bank when authorized by an officer of Marine Midland Bank, and (9) by individuals who, as determined by an officer of the Fund in accordance with guidelines established by the Fund's Trustees, have purchased shares under special circumstances not involving sales expenses to dealers or the Distributor. Eligible investors should contact the Adviser for details.

  The sales load does not apply in any instance to reinvested dividends.

  From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold a significant number of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

  Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of the Trust for recordholders of such shares.

RIGHT OF ACCUMULATION

  The Fund offers to all shareholders a right of accumulation under which any shareholder may purchase shares of the Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the offering price of the shareholder's combined holdings of the shares of the Fund. For the right of accumulation to be exercised, a shareholder must provide at the time of purchase confirmation of the total number of shares of the Fund owned by such shareholder. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time on sixty days notice to shareholders. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares held in the name of such nominee or custodian for other plans to qualify for the right of accumulation.

LETTER OF INTENT

  By initially investing at least $1,000 and submitting a Letter of Intent to the transfer agent, a "single purchaser" may purchase shares of the Fund and other eligible HSBC Funds (other than Money Market Funds) during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter of Intent. The Letter of Intent may apply to purchases made up to 90 days before the date of submission of the Letter. Dividends and distributions of capital gains paid in shares of the Fund at net asset value will not apply towards the completion of the Letter of Intent. The Letter of Intent does not obligate a shareholder to buy the amount indicated in the Letter of Intent; however, if the intended purchases are not completed during the Letter of Intent period, the shareholder will be obligated to pay the Distributor an amount equal to the difference between the regular sales charge applicable to a single purchase of the number of shares purchased and the sales charge actually paid. For further details, including escrow provisions, see the Letter of Intent. The Fund reserves the right to amend, suspend or cease offering this program at any time.

  PROSPECTIVE INVESTORS WHO WISH TO OBTAIN ADDITIONAL INFORMATION CONCERNING INVESTMENT PROCEDURES SHOULD CONTACT THE TRANSFER AGENT AT: (800) 634-2536.

NEW ACCOUNT PURCHASE BY WIRE

  1. Telephone the Transfer Agent at (800) 634-2536 for instructions. Please note your bank will normally charge a fee for handling this transaction.

NEW ACCOUNT PURCHASE BY MAIL

  1. Complete a Purchase Application. Indicate the services to be used.
  2. Mail the Purchase Application and a check for $1,000 or more, payable to HSBC Family of Funds to the Transfer Agent at:

  HSBC Mutual Funds Trust, c/o BISYS, P.O. Box 163850, Columbus OH 43216-3850

  Third-party checks will not be accepted. Checks must be in U.S. dollars. Please include the Fund name and your account number on all checks.

ADDITIONAL PURCHASES BY WIRE AND MAIL

  Additional purchases of shares may be made by wire by telephoning the Transfer Agent at (800) 634-2536 and then instructing the wiring bank to transmit the amount ($50 or more) of any additional purchase in Federal funds. Additional purchases may also be made by mail by making a check ($50 or more) payable to the HSBC Family of Funds indicating your fund account number on the check and mailing it to the Transfer Agent at the address set forth above.

PURCHASE THROUGH CUSTOMER ACCOUNTS

  Purchases of shares also may be made through customer accounts maintained at Participating Organizations, including qualified Individual Retirement and Keogh Plan accounts. Purchases will be made through a customer's account only as directed by or on behalf of the customer on a direction form executed prior to the customer's first purchase of shares of the Fund. For example, a customer with an account at a Participating Organization may instruct the Participating Organization to invest money in excess of a level agreed upon between the customer and the Participating Organization in shares of the Fund periodically or give other instructions to the Participating Organization within limits prescribed by that Participating Organization.

AUTOMATIC INVESTMENT PLAN

  Investors may make regular monthly investments of $50 or more in shares automatically from a checking or savings account if their bank is a member of automated clearing house (ACH). Upon written authorization, the Transfer Agent will electronically debit the investor's checking or savings account each month and use the proceeds to purchase shares for the investor's account.

  Approval by the investor's bank is required, so that establishment of a program may require at least 30 days. The authorized amount and/or bank information may be changed or the program terminated at any time by writing to the Transfer Agent. A reasonable period (usually up to 15 days) may be required after receipt of such instructions to implement them. The purchase application contains the requirements applicable to this plan. The Trust reserves the right to amend, suspend or cease offering this program at any time without prior notice.

                             REDEMPTION OF SHARES

  Upon receipt by the Transfer Agent of a redemption request in proper form ($50 minimum), shares of the Fund will be redeemed at their next determined net asset value. See "Determination of Net Asset Value" in this Prospectus. For the shareholder's convenience, the Trust has established several different direct redemption procedures. A redemption of shares is a taxable transaction on which gain or loss may be recognized for tax purposes. Redemption proceeds for shares purchased by check will be made available immediately upon clearance of the purchase check, which may take up to 15 days after those shares have been credited to the shareholder's account.

  The Fund reserves the right to redeem (on 30 days' notice) accounts whose values shareholders have reduced to $500 or less.

REDEMPTION BY MAIL

  1. Complete a letter of instruction indicating the Fund, the account number and either the dollar amount or number of shares to be redeemed.

  2. Sign the letter of instruction in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

  3. If shares to be redeemed have a value of $5,000 or more, the signature(s) must be guaranteed by a bank, trust company, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Signature guarantees by notaries public are not acceptable. Further documentation, such as copies of corporate resolution and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

  4. If shares to be redeemed are held in certificate form, enclose the certificates with the letter. Do not sign the certificates and for your protection use registered mail.

  5. Mail the letter to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

  Checks for redemption proceeds will normally be mailed within seven days to the shareholder's address of record.

  Upon request, the proceeds of a redemption amounting to $1,000 or more will be sent by wire to the shareholder's predesignated bank account. Please note a wire transfer fee will normally be charged. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, the signature(s) on the letter of instruction must be guaranteed regardless of the amount of the redemption.

REDEMPTION BY EXPEDITED REDEMPTION SERVICE

  If shares are held in book credit form and the Expedited Redemption Service has been elected on the Purchase Application on file with the Trust's Transfer Agent, redemption of shares may be requested on any day the Transfer Agent is open for business by telephone or letter. A signature guarantee is not required.

  1. Telephone the request to the Transfer Agent at (800) 634-2536. However, this option may be suspended for a period of 30 days following a telephonic address change; or

  2. Mail the request to the Transfer Agent at the address set forth under "Purchase of Shares" in this Prospectus.

  Proceeds of Expedited Redemptions of $1,000 or more will be wired to the shareholder's bank indicated in the Purchase Application. If an Expedited Redemption request is received by the Trust's transfer agent by 4:00 p.m. (Eastern time) on a day the transfer agent is open for business, the redemption proceeds will be transmitted to the shareholder's bank on the next business day. A check for proceeds of less than $1,000 will be mailed to the shareholder's address of record.

  The Fund's Transfer Agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ such reasonable procedures, the Transfer Agent may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the transfer agent requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions.

SYSTEMATIC WITHDRAWAL PLAN

  An owner of $10,000 or more of shares of the Fund may elect to have periodic redemptions from his account to be paid on a monthly basis. The minimum periodic payment is $50. A sufficient number of shares to make the scheduled redemption will be redeemed on the first or the fifteenth day of the month. Redemptions for the purpose of making such payments may reduce or even exhaust the account if your monthly checks exceed the dividend, interest and capital appreciation, if any, on your shares. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Shareholders holding share certificates are not eligible to establish a Systematic Withdrawal Plan because share certificates must accompany all withdrawal requests.

  Amounts paid to you pursuant to the Systematic Withdrawal Plan are not a return on your investment. Payments to you pursuant to the Systematic Withdrawal Plan are derived from the redemption of shares in your account and is a taxable transaction on which gain or loss may be recognized for Federal, state and local income tax purposes.

REINSTATEMENT PRIVILEGE

  A shareholder in the Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 60 days of the original redemption. This privilege must be effected within 60 days of the redemption and the investor at the time of purchase must provide the number of shares redeemed within the 60 day period. The shareholder must reinvest in the same Fund and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

REDEMPTION THROUGH CUSTOMER ACCOUNTS

  Investors who purchase shares through customer accounts maintained at Participating Organizations may redeem those shares only through the Participating Organization. In some cases, a customer may instruct the Participating Organization which maintains the account through which the customer purchases shares to redeem shares periodically as required to bring the customer's account balance up to a level agreed upon between the customer and the Participating Organization. If a redemption request with respect to such an automatic redemption arrangement is received by the transfer agent by 4:00 p.m. (Eastern time) on a day the Transfer Agent is open for business, the redemption proceeds will be transmitted on the next business day to the investor's customer account (unless otherwise specified by the Participating Organization).

                              EXCHANGE PRIVILEGE

  Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange shares of one Fund for shares of any of the other portfolios of the Trust and the HSBC Funds Trust which are available for sale in their state. A shareholder who has paid a sales load in connection with the purchase of shares of any of the Funds will be subject only to that portion of the sales load of the Fund into which the shareholder is exchanging which exceeds the sales load originally paid by the shareholder. The Transfer Agent must be advised of the applicability of the sales charge differential when the exchange order is placed. Shareholders of any of the HSBC Money Market Funds who exchange shares of any such Money Market Funds for shares of any of the Funds of HSBC Mutual Funds Trust are charged the sales load applicable to such Funds as stated in the Prospectus. Before effecting an exchange, shareholders should review the prospectuses. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized. The Trust reserves the right to change the terms or terminate the Exchange Privilege at any time upon at least 60 days prior written notice to shareholders. Exchanges may be made by telephonic request to the Transfer Agent at (800) 634-2536. For a discussion of risks associated with unauthorized telephone transactions, see "Redemption by Expedited Redemption Service."

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund intends to distribute annually substantially all of its net investment income in the form of dividends. The Fund pays dividends and distributes net capital gains, if any, at least once annually. The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash.

  In order to satisfy certain annual distribution requirements of the Internal Revenue Code of 1986 (the "Code"), the Fund may declare special dividend and capital gains distributions during October, November or December as of a record date in such a month. Such distributions, if paid to shareholders in the following January, are deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of the prior year.

  The Fund will be treated as a separate entity for Federal income tax purposes, notwithstanding that it is one of a multiple series of the Trust. The Fund has elected to be treated, and has qualified and intends to continue to qualify to be treated as a regulated investment company for each taxable year by complying with the provisions of the Code applicable to regulated investment companies so that it will not be liable for Federal income tax with respect to its net investment income and net realized capital gains distributed to shareholders in accordance with the timing requirements of the Code. The Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders for each taxable year.

  Dividends derived from the Fund's taxable net investment income (if any) and the excess of net short-term capital gain over net long-term capital loss will be taxable to the Fund's shareholders as ordinary income, whether such dividends are invested in additional shares or received in cash.

  Distributions of the excess of net long-term capital gain over net short-term capital loss designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares, whether they are invested in additional shares or received in cash. Dividends and distributions will generally not qualify for the dividends-received deduction for corporations. Distributions from net realized long-term securities gains of the Fund generally are subject to Federal income tax as long-term capital gains if you are a citizen or resident of the United States. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.

  Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

  Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency denominated debt securities or payables or receivables denominated in a foreign currency are subject to
Section 988 of the Code which causes such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount, timing and character of distributions to shareholders.

  If the Fund invests in certain "passive foreign investment companies" ("PFICs") which do not distribute their income on a regular basis, it could be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such shares even if it distributes such income to its shareholders. If the Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes the Fund certain financial information in the required form, the Fund would instead be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.

  It is expected that dividends and interest from non-U.S. sources received by the Fund will be subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable United States income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. With respect to any non-U.S. taxes (including withholding taxes) actually paid by the Fund, if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of any non-U.S. corporations, the Fund may elect to treat any non-U.S. taxes paid by it as paid by its shareholders. If the Fund does not make the election permitted under Section 853, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

  In the event the Fund makes the election described above to pass through non-U.S. taxes to shareholders, shareholders will be required to include in income (in addition to any distributions received) their proportionate portion of the amount of non-U.S. taxes paid by the Fund and will be entitled to claim either a credit or deduction for their portion of such taxes in computing their U.S. Federal income tax liability. Availability of such a credit or deduction is subject to certain limitations. Shareholders will be informed each year in which the Fund makes the election regarding the amount and nature of foreign taxes to be included in their income for U.S. Federal income tax purposes.

  Each year the Fund will notify shareholders of the character of its dividends and distributions for federal income tax purposes. Depending on the residence of the shareholder for tax purposes, such dividends and distributions may also be subject to state, local or foreign tax consequences of ownership of Fund shares in their particular circumstances.

  Shareholders who are not U.S. persons under the Code should also consult their tax advisers as to the possible application of U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends.

  If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                               ACCOUNT SERVICES

  All transactions in shares of the Fund will be reflected in confirmations for each shareholder and a quarterly shareholder statement. In those cases where a Participating Organization or its nominee is shareholder of record of shares purchased for its customer, the Trust has been advised that the statement may be transmitted to the customer in the discretion of the Participating Organization. Shareholders can write or call the Trust's transfer agent at P.O. Box 163850, Columbus, OH 43216-3850, or telephone:
(800) 634-2536 with any questions relating to their investments in Fund shares.

  Participating Organizations or their nominees may be the shareholders of record as nominees for their customers, and may maintain subaccounts for those customers. Any such customer may become the shareholder of record upon written request to the Participating Organization or Transfer Agent.

  As transfer agent, BISYS Fund Services will transmit promptly to each of its customers for whom it processes purchases and redemptions of shares and to each Participating Organization copies of all reports to shareholders, proxy statements and other Trust communications. The Trust's arrangements with the transfer agent and the subtransfer agent arrangements require Participating Organizations to grant investors who purchase shares through customer accounts the opportunity to vote their shares by proxy at all shareholder meetings of the Trust. In certain cases, a customer of a Participating Organization may have given his Participating Organization the power to vote shares on his behalf. Customers with accounts at Participating Organizations should consult their Participating Organization for information concerning their rights to vote shares.

                 TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  Pursuant to an Agency Agreement, BISYS Fund Services (the "Transfer Agent") acts as the Fund's transfer and dividend disbursing agent and is responsible for maintaining account records detailing ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. For its services the Transfer Agent receives from the Fund an annual base fee of $25 per shareholder account plus additional transaction costs. BISYS Fund Services also provides certain accounting services for the Fund pursuant to the Fund Accounting Agreement. BISYS' fee for performing accounting services will be paid under the Management and Administration Agreement.

                                   CUSTODIAN

  The Bank of New York acts as the Fund's Custodian. Pursuant to the Custodian Agreement, the Custodian is responsible for holding the Fund's cash and portfolio securities. The Custodian may enter into sub-custodian agreements with certain qualified banks.

  Rules adopted under the 1940 Act permit investment companies to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. The International Equity Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed the Custodian as its foreign custody manager. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

                                    COUNSEL

  Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel for the Trust and from time to time provides advice to the Adviser.

                            PERFORMANCE INFORMATION

  The Fund's total return may be included in advertisements or mailings to prospective investors. The Fund may occasionally cite statistical reports concerning its performance. The Fund may also from time to time compare its performance to various unmanaged indices, such as the Morgan Stanley Capital International Index (EAFE). (See the SAI for more details concerning the various indices which might be used.) The Fund's "total return" refers to the average annual compounded rates of return over one, five and ten year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the deduction of the maximum sales charge and the reinvestment of all dividend and capital gains distributions. The Fund calculates its total return by adding the total dividends paid for the period to the Fund's ending net asset value per share for that period and dividing that sum by the net asset value per share of the Fund at the beginning of the period. The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account. Total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders of the Service Class of shares will experience a lower net return on their investment than shareholders of the Institutional Class of shares because of the sales load, Rule 12b-1 fee and shareholder servicer assistance fee to which Service Class shareholders will be subject.

  Investors who purchase and redeem shares of the Fund through a customer account maintained at a Participating Organization may be charged by such Participating Organization certain fees, as agreed upon by the Participating Organization and the investor, with respect to the customer services provided by the Participating Organization. Such fees will have the effect of reducing the return for those investors. See "Management of the Funds--Servicing Agreements" in the Prospectus.

                         SHARES OF BENEFICIAL INTEREST

  The authorized capital stock of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Board of Trustees has authorized the issuance of a multiple series representing shares in corresponding investment portfolios of the Trust. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. The International Equity Fund offers and the Prospectus relates to two classes of shares--the Institutional Class and Service Class. The Institutional Class of shares is available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Class of shares are available to all other investors. The Institutional Class shares and Service Class shares are identical in all respects, with the exception that Institutional Class shares are not subject to a sales load and do not impose any shareholder servicing or Rule 12b-1 fees. All shares of the Trust issued and outstanding are fully paid and nonassessable. The Trust is not required by law to hold annual shareholder meetings and does not intend to hold such meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested to do so in writing by the holders of not less than 10% of the outstanding shares of the Trust. The Fund will be treated as a separate entity for Federal income tax purposes. For more details concerning the voting rights of shareholders, see the SAI.

  Vacancies on the Board of Trustees are filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office have been elected to such office by shareholders at an annual or special meeting. In the event that at any time less than a majority of Trustees holding office were elected by shareholders, the Board of Trustees will cause to be held within 60 days a shareholders' meeting for the purpose of electing Trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

  Under Massachusetts law, it is possible that shareholders of a Massachusetts business trust might, under certain circumstances, be held personally liable for acts or obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. Thus, the risk that a shareholder of the Fund could incur financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

HSBC Mutual Funds Trust

HSBC Asset Management LOGO

HSBC SM MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus, Ohio 43219

INFORMATION:
(800) 634-2536

INVESTMENT ADVISER
HSBC Asset Management Americas Inc.
140 Broadway
New York, New York 10005

INVESTMENT SUB-ADVISER
Delaware International Advisers Ltd.
80 Cheapside
London EC2V6EE
England

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT AND
FUND ACCOUNTING AGENT
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

LEGAL COUNSEL
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019

No dealer, salesman, or other
person has been authorized to
give any information or to
make any representations,
other than those contained in
this Prospectus, in
connection with the offer
contained in this Prospectus,
and, if given or made, such
other information or
representations must not be
relied upon as having been
authorized by the Trust, the
Distributor or the Investment
Adviser. This Prospectus does
not constitute an offering in
any state in which such
offering may not lawfully be
made.


-------------------------------------
Prospectus      April 30, 1998
                as revised
                October 4, 1998
-------------------------------------
Fund:
  International Equity Fund

Managed by:
  HSBC Asset Management Americas Inc.
-------------------------------------
Sponsored and Distributed by:
  BISYS Fund Services


-------------------------------------


HSBC3P1098

                            HSBC MUTUAL FUNDS TRUST

                             GROWTH AND INCOME FUND
                           INTERNATIONAL EQUITY FUND
                               FIXED INCOME FUND
                          NEW YORK TAX-FREE BOND FUND

                               3435 Stelzer Road
                             Columbus, Ohio  43219



Information:   (800) 634-2536


                      STATEMENT OF ADDITIONAL INFORMATION

     HSBC Mutual Funds Trust (the "Trust") is an open-end, diversified management investment company with multiple investment portfolios including the Growth and Income Fund, the International Equity Fund (the "International Fund"), the Fixed Income Fund, and the New York Tax-Free Bond Fund (the "New York Fund") herein referred to individually as a "Fund" and collectively as the "Funds".

     The investment objective of the Growth and Income Fund is to provide investors with long-term growth of capital and current income by investing primarily in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks ("equity securities"). As a matter of fundamental policy, during normal market conditions, at least 65% of the value of the Fund's total assets will be invested in equity securities. The balance of the Fund's assets may be invested in various types of fixed income securities
and in money market instruments.   The Fund may also utilize certain other
investment practices to seek to enhance return or to hedge against fluctuations in the value of portfolio securities. See "Investment Objectives, Policies and Risk Factors - Other Investment Practices."

     The investment objective of the International Fund is to seek to provide investors with long-term capital appreciation by investing, under ordinary market conditions, at least 65% of its assets in equity securities (including American, European and Global Depositary Receipts) issued by companies based outside the United States. The balance of the Fund's assets will generally be invested in equity and debt securities of companies based in, and debt securities of governments and other issuers in, the United States and outside the United States, including bonds and money market instruments.

     The investment objective of the Fixed Income Fund is generation of high current income consistent with appreciation of capital by investing in a variety of fixed-income securities. Under normal conditions, at least 65% of its total assets will be invested in fixed income securities rated at least Baa by Moody's Investors Services or BBB by Standard & Poor's Corporation or which is comparably rated by another rating agency or, if unrated, is determined by the Adviser to be of comparable quality. The balance of the Fund's investments may be invested in variable and floating rate debt securities which meet the issuer and quality standard described above.

     The investment objective of the New York Fund is to provide as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with relative stability of capital. As a matter of fundamental policy, the Fund will maintain 80% of net assets in tax-exempt municipal obligations that are not subject to the Federal alternative minimum tax. The Fund may elect to invest 20% of total assets in securities subject to the Federal alternative minimum tax. Generally at least 65% of the Fund's total assets will be invested in bonds of New York issuers. The balance of the Fund may be invested in other New York obligations or other securities that are not New York obligations and therefore subject to New York State and New York City income taxes.

     Except for the International Fund, each Fund offers only once class of shares. Each such Fund is subject to a sales load, shareholder servicing and Rule 12b-1 fees. The International Fund offers two classes of shares - the Institutional Class and Service Class shares. The Institutional Class shares are available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Class shares are available to all other investors. The Institutional Class and Service Class shares are identical in all respects, with the exception that Institutional Class shares are not subject to a sales load and do not impose any shareholder servicing or Rule 12b-1 fees. See "Shares of Beneficial Interest" herein.

     Shares of the Funds are primarily offered for sale by BISYS Funds Services,
     ---------------------------------------------------------------------------
the Distributor, as an investment vehicle for institutions, corporations,
-------------------------------------------------------------------------
fiduciaries and individuals.  Certain banks, financial institutions and
-----------------------------------------------------------------------
corporations ("Participating Organizations") have agreed to act as shareholder
------------------------------------------------------------------------------
servicing agents for investors who maintain accounts at the Participating
-------------------------------------------------------------------------
Organizations and to perform certain services for the Funds.
-----------------------------------------------------------

     This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' Prospectus dated April 30, 1998. This Statement of Additional Information ("SAI") contains additional and more detailed information than that set forth in the Funds' Prospectus and should be read in conjunction with the Funds' Prospectus, additional copies of which may be obtained without charge from the Trust.

April 30, 1998

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                        Page No.
                                                                        --------


       INVESTMENT POLICIES AND RISK FACTORS.................................  1

       INVESTMENT RESTRICTIONS.............................................. 22

       MANAGEMENT........................................................... 23

       DETERMINATION OF NET ASSET VALUE..................................... 35

       PORTFOLIO TRANSACTIONS............................................... 35

       PORTFOLIO TURNOVER................................................... 36

       EXCHANGE PRIVILEGE................................................... 36

       REDEMPTIONS.......................................................... 37

       INCOME TAXES......................................................... 37

       SHARES OF BENEFICIAL INTEREST........................................ 41

       CUSTODIAN, TRANSFER AGENTAND FUND ACCOUNTING AGENT................... 43

       INDEPENDENT AUDITORS................................................. 45

       FINANCIAL STATEMENTS................................................. 45

--------------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RISK FACTORS

     The following information supplements the discussion of the investment objective and policies of the Funds found under "Investment Objective, Policies and Risk Factors" in the Prospectus.

     SHORT-TERM TRADING. (Growth and Income Fund and International Fund) Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary in the management's view to achieve the investment objective of the Funds. Management does not expect that in pursuing each Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with such investment objective. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing the Funds' investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to the Funds. During periods of relatively stable market and economic conditions, management expects that the portfolio turnover of the Funds will not exceed 200% for the International Fund and 100% for the Growth and Income Fund, annually.

     DEPOSITARY RECEIPTS. (Growth and Income Fund and International Fund) The International Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depositary receipts. The Growth and Income Fund may invest in ADR's only. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are issued globally and evidence a similar ownership
arrangement.   Generally, ADRs in registered form are designed for use in the
United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U. S. securities markets. The Fund may invest in ADRS, EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities. The Growth and Income Fund intends to invest less than 20% of the Fund's total net assets in ADRs


     There are certain risks associated with investments in unsponsored ADR and EDR programs. Because the non-U.S. company does not actively participate in the creation of the ADR or EDR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs or EDRs pays nothing to establish the unsponsored facility, as fees for ADR or EDR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR or EDR program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

     WRITING COVERED CALLS. (Growth and Income Fund and International Fund) The Funds may engage in the writing of covered call options (options on securities which the Fund owns) provided the options are listed on a national securities exchange. The Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

Each Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium.

     To the extent permitted in the Prospectus, the Funds may engage in transactions for the purchase and sale of stock index options, stock index futures contracts and options on stock index futures.

     STOCK INDEX OPTIONS. (Growth and Income Fund and International Fund) The Funds may purchase and write put and call options on stock indexes listed on national securities exchanges for the purpose of hedging their portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the American Stock Exchange Oil & Gas Index or the Computer and Business Equipment Index.

     Options on stock indexes are similar to options on stock, except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in
return for the premium received, to make delivery of this amount.   The writer
may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     INVESTMENT IN BOND OPTIONS. (Fixed Income Fund) The Fund may purchase put and call options and write covered put and call options on securities in which the Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

     The Fund may write put and call options on bonds only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with its custodian.

     The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

     STOCK INDEX FUTURES CONTRACTS.  (Growth and Income Fund and International
Fund) The Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss in that amount. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     Each Fund intends to utilize stock index futures contracts only for the purpose of attempting to protect the value of its common stock portfolio in the event of a decline in stock prices and, therefore, usually will be the seller of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect the Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchases. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

     OPTIONS ON STOCK INDEX FUTURES.  (Growth and Income Fund and International
Fund) The Funds may purchase and write call and put options on stock index futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

     The Funds may use options on stock index futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Fund for the option. If market conditions do not favor the exercise of the option, the Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

     If a Fund writes a call (put) option on a stock index futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of the securities held or to be acquired for the Fund's portfolio. If the option is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, the Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Over-the-counter ("OTC") options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that a Fund will succeed in negotiating a closing out of a particular OTC option at any particular time. If the Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     The staff of the United States Securities and Exchange Commission (the "SEC") has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Fund will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to the Fund's limitation on investments in securities that are not readily marketable.

     FORWARD FOREIGN EXCHANGE CONTRACTS. (International Fund) The Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and its customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The Fund may enter into forward foreign exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

     The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund's custodian will place cash or readily marketable securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into forward contracts with a term of greater than one year. Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time.

     While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks and, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

     RISKS INVOLVING FUTURES TRANSACTIONS. Transactions by the Funds in futures contracts and options thereon involve certain risks. One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund's portfolio (the portfolio securities will not be identical to the securities underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Fund incurring larger losses than would otherwise be the case.

     OPTION PREMIUMS. (Growth and Income Fund and International Fund ) In order to comply with certain state securities regulations, the Funds have agreed to limit maximum premiums paid on put and call options on other than futures contracts to less than 2% of each Fund's net assets at any one time.

     MORTGAGE-RELATED SECURITIES. (Growth and Income Fund and Fixed Income Fund) Each Fund may, consistent with its investment objective and policies, invest in mortgage-related securities.

     Mortgage-related securities, for purposes of the Funds' Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Similarly, because the average life of mortgage related securities may lengthen with increases in interest rates, the portfolio weighted average life of the mortgage-related securities in which the Fund invests may at times lengthen due to this effect. Under these circumstances, the Adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio average life.

     Regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the yield and total return a Fund will receive when these amounts are reinvested.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities, and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due based on its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. (All Funds) The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to a Fund until settlement takes place. To facilitate such acquisitions, a Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While a Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on a Fund and may contribute to volatility of a Fund's net asset value.

     ILLIQUID SECURITIES. Each Fund has adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

     The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

     The Adviser or Sub-Adviser will monitor the liquidity of restricted securities in each Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser or Sub-Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or Sub-Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser or Sub-Adviser;
(3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to
                                                   ----
dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser or Sub-Adviser deems relevant. The Adviser or Sub-Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% (15% in the case of the Fixed Income Fund) of the respective Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 9.

     LOANS OF PORTFOLIO SECURITIES. (All Funds) Each Fund may, subject to the restrictions set forth under "Investment Restrictions" in the Prospectus, make loans of portfolio securities to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, equal to at least 102% of the current market value of the securities loaned (including accrued dividends and interest thereon) plus the interest payable with respect to the loan is maintained by the borrower with the lending Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities which a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof which is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund an amount equal to any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

     The Funds will not loan securities having a value which exceeds 10% of the current value of the Fund's total assets. Loans of securities will be subject to termination at the lender's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund, its investment adviser or subadviser.

     The Funds may (as applicable), in the future, engage in the following investment techniques, although these funds have no present intention of doing so.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. (International Fund and Fixed Income Fund) The Funds may use interest rate futures contracts ("futures contracts") principally as a hedge against the effects of interest rate changes. A futures contract is an agreement to purchase or sell a specified amount of designated debt securities for a set price at a specified future time. At the time it enters into a futures transaction, the Fund is required to make a performance deposit (initial margin) of cash or liquid securities with its custodian in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures which is continually "marked to market."

     The Fund is permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of the Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Fund will not market, and is not marketing, itself as a commodity pool or otherwise as a vehicle for trading in futures and related options. The Fund will segregate assets to cover the futures and options. If the market moves favorably after the Fund enters into an interest rate futures contract as a hedge against anticipated adverse market movements, the benefits from such favorable market movements on the value of the securities so hedged will be offset in whole or in part, by a loss on the futures contract.

     The Fund may engage in futures contract sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, the Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities it holds.

     An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.



     MUNICIPAL OBLIGATIONS. (Fixed Income Fund and New York Tax-Free Fund) To attempt to attain its investment objective, the Fund invests in a broad range of Municipal Obligations which meet the rating standards described in the Prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security.
Municipal Obligations, which pay interest that is excludable from gross income for Federal income tax purposes and which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, include:

     MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of schools, highways and other public facilities, for general operating expenses and for making loans to other public institutions. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair and improvement of various privately operated facilities.

     Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and general taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds (now generally referred to as "private activity bonds") are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

     MUNICIPAL NOTES. Municipal notes include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

     MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt.

     For purposes of diversification under the Investment Company Act of 1940, (the "1940 Act") the identification of the issuer of New York Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond or pollution control bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

     The Fund's assets will be invested primarily in Municipal Obligations that are exempt from regular Federal, New York State and New York City income tax in the opinion of bond counsel to the issue.

     The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

     THE NEW YORK FUND'S INVESTMENT IN TAXABLE SECURITIES. As described in the Prospectus, the Fund may, with certain limitations, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Fund's investment adviser, present minimal credit risks. In the event of default by the seller under a repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. The Fund's investment adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, collateralized by the underlying securities.

     SECURITIES WITH PUT RIGHTS. (New York Fund) When the Fund purchases municipal obligations it may obtain the right to resell them, or "put" them, to the seller at an agreed upon price within a specific period prior to their maturity date.

     The amount payable to the Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Absent unusual circumstances, the Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

     The Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. The Fund expects that puts will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

     The Fund may enter into put transactions only with broker-dealers and banks which, in the opinion of the Fund's Adviser, present minimal credit risks. The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     The Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a put will not affect the valuation of the underlying security which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where the Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

 RISK FACTORS FOR THE NEW YORK FUND

     The following information as to certain New York risk factors is given to investors in view of the New York Fund's policy of concentrating its investments in New York Municipal Obligation issuers. The factors affecting the financial conditions of the State of New York (the "State") are complex, and the following description constitutes only a brief summary; it does not purport to be a complete description and is based on information from official statements relating to general obligation bonds issued by the State of New York. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

     NEW YORK STATE. The economy of the State (the "State") is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. The State has a declining portion of its work force engaged in manufacturing, and an increasing portion engaged in service industries, reflecting the national trend.

     New York has a very high state and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, and social services and recreational facilities. Despite these benefits, the burden of state and local taxation may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

     The State Budget Process. The requirements of the State budget process are set forth in Article VII of the State Constitution and the State Finance law. The process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. (The submission date is February 1 following a gubernatorial election.) The budget must contain a complete plan of available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). That proposed State Financial Plan must be balanced on a cash basis, and must be accompanied by bills which: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and
(iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

     In acting on the bills submitted by the Governor, the Legislature has the power to alter both recommended appropriations and proposed changes to substantive law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill related to the budget, these can be reconsidered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, the measure will become law notwithstanding the Governor's veto.

     Once the appropriation and other bills become law, the State's Division of the Budget ("DOB") revises the State Financial Plan based on the Legislatures's action, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or the Legislature.

     The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis State Financial Plan, and an explanation of any changes from the previous State Financial Plan. As required by the State Finance law, the Governor updates the State Financial Plan within 30 days of the close of each quarter of the fiscal year, generally issuing reports by July 30, October 30, and as part of the Executive Budget.

     Financial Accounting. New York utilizes the fund method of accounting to
     --------------------
report on its financial position and the results of its operations. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group ("Governmental Funds"). The Governmental Funds include the General Fund, which receives all income not required by law to be deposited in another fund and which for the State's 1997-1998 fiscal year ("Fiscal Year 1997-98") comprises approximately 48% of total projected Governmental Funds receipts; the Special Revenue Funds, which receive a preponderance of money received by the State from the federal government and other income the use of which is legally restricted to certain purposes and which comprises approximately 42% of total projected Governmental Funds receipts in the Fiscal Year 1997-98; the Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and the Debt Service Funds, which are used for the accumulation of monies for the payment of principal of and interest on long term debt and other contractual commitments. Receipts in the Capital Projects and Debt Service Funds comprise an aggregate of approximately 9% of total projected Governmental Funds receipts in the Fiscal Year 1996-97.

     Financial information for the governmental funds during each fiscal year is maintained on a cash basis of accounting ("Cash Basis"). New York also prepares financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements differ in format from the Cash Basis statements in that, among other things, they are prepared on an accrual basis, include a combined balance sheet, and report on the activities of all funds. The Cash Basis financial information is adjusted at fiscal year end by an independent public accounting firm to reflect financial reporting in conformity with GAAP. The State maintains a March 31st fiscal year end.

     Revenues and Expenditures.  New York's Governmental Funds receive over 50%
     -------------------------
of their revenues from taxes levied by the State. Investment income, fees and assessments, abandoned property collections, and other varied sources supply the balance of the receipts for these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the personal income tax (52% of General Fund tax receipts in Fiscal Year 1996-97, and 54% of the Fiscal Year 1997-98 budgeted figure), the 4% user taxes and fees (25% in Fiscal Year 1995-96, 20% of the Fiscal Year 1996-97 budget), business taxes (14% of the fiscal 1996 budget and 14% of the Fiscal 1997 budget), and other taxes. The majority of Special Revenue Funds receipts come from federal grants (75% of receipts in Fiscal Year 1996-97, 75% of the Fiscal Year 1997-98 budget). Generally, approximately 87% of the federal funds received by the Special Revenue Funds are on account of Medicaid, income maintenance and associated social services, education and health programs.

     New York's major expenditures are grants to local governments, which are projected to account for 70% of all Governmental Funds expenditures in Fiscal Year 1997-98. These grants include disbursements for elementary, secondary and higher education, social services, drug abuse control, and mass transportation programs.

     Fiscal 1996-97 Financial Results (Cash Basis). The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

     The General Fund closing fund balance was $433 million, an increase of $146 million from 1995-96 levels. The TSR can be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. In addition, $1.86 billion was on deposit in the tax refund reserve account, of which $521 million was made available under the LGAC program.

     General Fund receipts totaled $33.04 billion, an increase of 0.7 percent from 1995-96 levels. General Fund disbursements and transfers from other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from 1995-96 levels.

     1997-98 State Financial Plan (Cash Basis). The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997 more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year.

     The adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2 percent over 1996-97 levels. The average annual growth rate over the last three fiscal years is approximately 1.2 percent. State Funds disbursements (excluding federal grants) are projected to increase by 5.4 percent from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the 1996-97 fiscal year.

     The 1997-98 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for 1997-98, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1997-98 State budget is projected by DOB to be $270 million, or 0.7 percent of total General Fund receipts.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from its estimates set forth herein and those estimates may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1997-98 budget.

     Financial Plan Updates.  The State issued its first update to the cash-
     ----------------------
basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 30, 1997. Revisions were made to estimates of both receipts and disbursements based on:
(1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update made no changes to the fiscal year projections contained in the Financial Plan released with the Adopted Budget Report. The Mid-Year Update reflected a balanced 1997-98 State Financial Plan, and a projected reserve in the General Fund of $530 million.

     The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund Spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.3 percent higher than disbursements in 1996-97.

     The Mid-Year Update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund (TSRF), and a $65 million balance in the Contingency Reserve Fund (CRF).

     The State revised the cash-basis 1997-98 State Financial Plan again on January 20, 1998, in conjunction with the release of the Executive Budget for the 1998-99 fiscal year.

     The 1997-98 General Fund Financial Plan continues to be balanced, with a projected cash surplus of $1.83 billion, an increase of $1.3 billion over the surplus estimate of $530 million in the prior update. The increase in the surplus results primarily from higher-than-expected tax receipts, which are forecast to exceed the October estimate by $1.28 billion.

     In order to make the surplus available to help finance 1998-99 requirements, the State plans to accelerate $1.18 billion in income tax refund payments into 1997-98, or provide reserves for such payments. The balance in the refund reserve on March 31, 1998 is projected to be $1.647 billion, including $521 million as a result of LGAC. This acceleration decreases reported personal income receipts by $1.18 billion in 1997-98, while increasing available personal income receipts in 1998-99, as these refunds will no longer be a charge against current revenues in 1998-99. As a result, projections of available receipts in 1997-98 have been increased by only $103 million from the Mid-Year Update.

     Compared to the prior update, personal income tax collections for 1997-98 are now projected at $18.50 billion, or $363 million less than projected in October after accounting for the refund reserve transaction discussed above. Business tax receipts are projected at $4.98 billion, an increase of $158 million. User tax collections are estimated at $7.06 billion, or $52 million higher than the prior update, and reflect a projected loss of $20 million in sales tax receipts from an additional week of sales tax exemption for clothing and footwear costing less than $500, which was authorized and implemented in January 1998. Other tax receipts are projected to increase by $103 million over the prior update and total $1.09 billion for the fiscal year. Miscellaneous receipts and transfers from other funds are projected to reach $3.57 billion, or $153 million higher than the Mid-Year Update.

     The State projects that disbursements will increase by $565 million over the Mid-Year Update, with nearly the entire increase attributable to one-time disbursements of $561 million that pre-pay expenditures previously scheduled for 1998-99. In the absence of these accelerated payments, projected General Fund spending in the current year would have remained essentially unchanged form the Mid-Year Update. The Governor is proposing legislation to use a portion of the current year surplus to transfer $425 million to pay for capital projects authorized under the Community

Enhancement Facilities Assistance Program (CEFAP) that were previously planned to be financed with bond proceeds in 1998-99 and thereafter, and $136 million in costs for an additional Medicaid payment originally scheduled for 1998-99. Aside from these actions, a number of other changes produced a net increase of $4 million in projected disbursements over the Mid-Year Update. These included higher spending in General State charges ($80 million), largely as a result of litigation settlements and collective bargaining costs, an increase in General Fund transfers for education ($70 million) to offset declines in Lottery receipts, and additional costs associated with a delay of Housing Finance Agency
(HFA) receipts into 1998-99 that were originally planned to offset capital projects spending ($25 million). These increases were offset in part by projected savings in Medicaid ($85 million), social services ($75 million), and debt service ($37 million).

     The General Fund closing balance is projected to be $465 million at the end of 1997-98, a decline of $462 million from the Mid-Year Update. The decline reflects the application of the $530 million undesignated reserve plus additional surplus monies projected in the January Update to pay for certain one-time costs in the State's Financial Plan (as described above). The effect of this action is to help lower the State's projected disbursements in 1998-99.

     The remaining General Fund closing balance will be held in two funds, the TSRF and CRF. The TSRF is projected to have $400 million on deposit at the close of the fiscal year, following a required deposit of $15 million and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF is projected to have a closing balance of $65 million, following an earlier planned deposit of $24 million in 1997-98.

     1998-99 State Financial Plan. The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget also contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and an updated Capital Plan. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from its estimates set forth herein.

     The 1998-99 Financial Plan projects balance on a cash basis in the General Fund. Total General Fund receipts and transfers from other funds are projected to be $36.22 billion, an increase of $1.02 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $36.18 billion, an increase of $1.02 billion from spending totals projected for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from all Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

     Current law and programmatic requirements are primarily responsible for the year-to-year growth in General Fund spending. These include an increase in school aid ($607 million ), cost and enrollment growth in handicapped education ($91 million) and Medicaid ($212 million), and employee contract increases and inflation adjustments for State agency operations. The Executive Budget also includes increases of $84 million for corrections programs to cover new capacity demands and $152 million for mental health programs to finance current law increases and the expansion of community beds. Other spending growth reflects a requested increase of $108 million for the Judiciary and $117 million for long-term debt service. New spending is partially offset by reductions of $453 million in capital projects transfers due to the financing of CEFAP from resources available in 1997-98, $37 million in welfare assistance savings, $36 million from lower spending in General State charges, and $68 million in lower transfers primarily due to the elimination of the Lottery transfer made in 1997-98.

     The 1998-99 Financial Plan projects that the State will end 1998-99 with a closing balance in the General Fund of $500 million, which reflects $400 million in the TSFR and $100 million in the CRF, following an anticipated deposit of $35 million in the latter fund during the year.

     State Debt. Under the State Constitution, the State may not, with limited
     ----------
exceptions for emergencies, undertake long term borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long term debt that may be so authorized and subsequently incurred by the State. With the exception of housing bonds (which must be paid in equal annual installments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

     The State may undertake short term borrowings without voter approval (i) in the anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes. Tax and revenue anticipation notes must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. The State may issue bond anticipation notes only for the purposes and within the amounts for which bonds may be issued. Such notes must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of notes for housing purposes, within five years from the date of issuance.

     Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees.

     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC,, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The 1996-97 State Financial Plan included no seasonal borrowing; this reflected the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

     1997-98 Borrowing Plan. Section 22-c of the State Finance Law, as amended by Chapter 389 of the Laws of 1997, now requires the Governor to submit the five-year Capital Program and Financing Plan with the Executive Budget. That plan also is required to be updated by the later of July 30 or 90 days after enactment of the State budget.

     The Update to the five-year Capital Program and Financing Plan was released on November 18, 1997. The Update reflected voter disapproval of the School Facility Health and Safety Bond Act, additional issuances for 1997-98 of approximately $225 million of CEFAP, $42 million of the Albany County Airport, and $228 million in Certificates of Participation (COPs) to finance welfare information systems.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

     As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 billion in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

     Debt Ratings. Due primarily to the deteriorating economy and recurring
     ------------
deficits, Moody's lowered its ratings on New York State general obligations in 1990 from A1 to A. In January 1992, Moody's lowered the ratings on a substantial number of the State's appropriation-backed debt from A to Baal, and stated that it had put the State's general obligations under review for possible downgrade in the future. S&P lowered its rating on the State's general obligations in March 1990 from AA- to A, and in January 1992, S&P further lowered the rating to A-. In January 1992, S&P also downgraded to A- various agency debt, State moral obligations, contractual obligations, lease purchase obligations, guarantees and school district debt. New York State general obligation bonds currently are rated "A2" by Moody's and "A" by S&P.

     Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.

     Litigation.  The legal proceedings noted below involve State finances,
     ----------
State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1997-98 State Financial Plan. The State believes that the 1997-98 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1997-98 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-98 State Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability in subsequent fiscal years for awarded and anticipated unfavorable judgments.

     Although other litigation is pending against the State, except as described below, as of the date of this SAI, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligation, or pay such indebtedness when its matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1996-97 fiscal year or thereafter.

     Insurance Law.  Proceedings have been brought by two groups of petitioners
     -------------
challenging regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the

1986-87 through 1995-96 and 1996-97 fiscal years, respectively (New York State Health Maintenance Organization Conference, Inc., et al. v. Muhl, et al. ["HMO"], and New York Conference of Blue Cross and Blue Shield Plans, et al. v. Muhl, et al. ["Blue Cross 'I' and 'II'"], Supreme Court, Albany County). By Order filed January 22, 1997, the Court in Blue Cross I permitted the plaintiffs in HMO to intervene and dismissed the challenges to the rates for the period prior to 1995-96. By decision dated July 24, 1997, the Court in Blue Cross I held that the determination made by the Superintendent in establishing the 1995-96 rate was arbitrary and capricious and directed that premiums paid pursuant to that determination be returned to the payors. The State has appealed this decision.

     Tax Law.  In Matter of the Petition of Consolidated Rail Corporation v. Tax
     -------
Appeals Tribunal (Appellate Division, Third Department, commenced December 22,
1995), petitioner, a rail freight corporation that purchases diesel motor fuel out of State and imports the fuel into the State for use, distribution, storage or sale in the State, contended that the assessment of the petroleum business tax imposed pursuant to Tax Law (S)301-a to such fuel purchases violated the Commerce Clause of the United Stated Constitution. Petitioner contended that the application of Section 302-a to the interstate transaction, but not to purchasers who purchase fuel within the State for use, distribution, storage or sale within the State, discriminates against interstate commerce. In a decision dated July 17, 1997, the Appellate Division, Third Department, dismissed the petition. Petitioner appealed to the Court of Appeals. On December 4, 1997, the Court of Appeals dismissed the appeal, upon the ground that no substantial Constitutional question was directly involved.

     In New York Association of Convenience Stores, et al. v. Urbach, et al., petitioners, New York Association of Convenience Stores, National Association of Convenience stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian customers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, among other things, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced into Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department, and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioner's motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, among other things, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross-appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco.

     STATE PROGRAMS

     Medicaid.  Several cases, including Port Jefferson Health Care Facility, et
     --------
al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law (S)2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law (S)(S)2807-d(2)(b)(ii) and 2807d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State has appealed that order.

     Shelter Allowance. In an action commenced in March 1987 against State and
     -----------------
New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through Department of Social Services regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York

City. A judgement was entered on July 25, 1997, directing, among other things, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State has sought relief from each and every provision of this judgement except that portion directing the continued provision of interim relief.

     Civil Rights Claims.  In an action commenced in 1980 (United States, et al.
     -------------------
v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIP I"). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and other State defendants (the "State") in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the Court of Appeals, based on the District Court's factual findings, held the State defendants liable under 42 USC (S)1983 and the Equal Educational Opportunity Act, 20 USC (S)(S)1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By Order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan ("EIP II") to eradicate these vestiges of segregation. The October 8, 1997 Order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State made available to Yonders $450,000 to support planning activities to prepare the EIP II budget for 1997-98 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. The State intends to appeal that judgment. Additionally, the Court adopted a requirement that the State pay to Yonkers $9 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I has not yet been reduced to an order.

     Contract and Tort Claims.  In Inter-Power of New York, Inc. v. State of New
     ------------------------
York, commenced November 16, 1994 in the Court of Claims, plaintiff alleges that by reason of the failure of the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, plaintiff was unable to complete by the projected completion date a cogeneration facility, and thereby suffered damages. The parties have agreed to settle this case for $29 million.

     NEW YORK CITY. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

     After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001, with moderating job growth and wage increases.

     For each of the 1981 through 1997 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally
accepted accounting principles ("GAAP").   The City was required to close
substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects a surplus in the 1998 fiscal year, before discretionary transfers and substantial budget gaps for each of the 1999 through 2001 fiscal years. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

     The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants in the City's 1996 fiscal year which could have additional adverse effects on the City's cash flow or revenues.

     The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.0 billion of general obligation bonds and $7.3 billion of bonds to be issued by the proposed New York City Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the proposed Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     On November 25, 1997, the City submitted to the Control Board the Financial Plan for the 1998 through 2001 fiscal years, which relates to the City, Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 10, 1997 (the "June Financial Plan").

     1998 Fiscal Year. The June Financial Plan identified actions to close a previously projected budget gap for the 1998 fiscal year. The proposed actions in the June Financial Plan for the 1998 fiscal year included (i) agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999.

     The 1998-2001 Financial Plan published on November 25, 1997 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1998-2001 Financial Plan projects revenues and expenditures for the 1998 fiscal year balance in accordance with GAAP, and projects gaps of $1.2 billion, $2.7 billion and $2.6 billion for the 1999, 2000, and 2001 fiscal years, respectively. Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $318 million, $297 million, $210 million and $226 million in the 1998 through 2001 fiscal years;
(ii) an increase in sales tax revenues of $150 million, $272 million, $177 million and $101 million in the 1998 through 2001 fiscal years, respectively, resulting from the State adopting a smaller sales tax reduction than previously assumed; (iii) a reduction in assumed State aid of between $134 million and $142 million in each of the 1998 through 2001 fiscal years, reflecting the State adopted budget; (iv) a reduction in projected debt service expenditures totaling $92 million, $69 million, $49 million and $55 million, and reduced pension costs of $9 million, $39 million, $36 million and $31 million, in the 1998 through 2001 fiscal years, respectively; (v) a $70 million increase in expenditures of BOE in the 1998 fiscal year; and (vi) an increase in expenditures of between $192 million and $216 million in each of the 1998 through 2001 fiscal years, reflecting additional agency spending and costs for the City's proposed drug initiative. The 1998-2001 Financial Plan also includes a proposed discretionary transfer in the 1998 fiscal year of an additional $240 million of debt service due in the 1999 fiscal year for budget stabilization purposes. Subsequently, the City modified its expense budget for the 1998 fiscal year to reflect the changes made in the 1998-2001 Financial Plan and an additional $20 million of spending not included in the 1998-2001 Financial Plan, primarily for the City's proposed drug initiative. The increased spending was offset by reducing the proposed discretionary transfer in the 1998 fiscal year of debt service due in the 1999 fiscal year from $240 million to $214 million.

     The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $166 million and $494 million in the 2000 and 2001 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and the extension of $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively; and (ii) collection of the projected rent payments for the City's airports, totaling $385 million, $175 million, and $170 million in the 1999, 2000 and 2001 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions.
In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     The Governor released the 1998-1999 Executive Budget on January 20, 1998, which will be considered for adoption by the State Legislature. The nature and extent of the impact on the City of the State budget, when adopted, is uncertain, and no assurance can be given that the State actions included in the State adopted budget may not have a significant adverse impact on the City's budget and its Financial Plan.

     The projections for the 1998 through 2002 fiscal years reflect the costs of the settlements and arbitration awards with the United Federation of Teachers (''UFT"), a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37") and other bargaining units which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. The settlement and arbitration awards provide for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11 % by the end of the five year period covered by the agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan. The Financial plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

     In addition, Moody's and S&P have on several occasions lowered their ratings of New York State and City debt obligations. On July 10, 1995, S&P revised its rating of the City's General Obligation Bonds downward due to softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancing, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections on additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A. Moody's ratings on New York City's bonds currently are Baa1.

     Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdraw entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.


                            INVESTMENT RESTRICTIONS

     The Funds observe the following fundamental investment restrictions which can be changed only when permitted by law and approved by a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or (ii) more than 50% of the outstanding shares.

     Except as otherwise noted, each Fund may not:

          (1) purchase securities on margin or purchase real estate or interests therein, commodities or commodity contracts (except that the International Fund, Growth and Income and Fixed Income Funds may purchase and make margin payments in connection with financial futures contracts and related options), or make loans, except loans of portfolio securities and except that each Fund may purchase or hold short-term debt securities and enter into repurchase agreements with respect to its portfolio securities described in each Prospectus. For this purpose, repurchase agreements are considered loans. The Fixed Income Fund may not loan more than 10% of the value of its total assets;

          (2) with respect to 75% (100% in the case of the Growth and Income
     Fund) of its total assets (taken at market value), purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer. The Fixed Income Fund will not purchase a security if as a result it would have more than 10% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer (with respect to the remaining 25% of total assets);

          (3) engage in the underwriting of securities of other issuers, except to the extent that each Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired; or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account;

          (4) effect a short sale of any security (other than index options or hedging strategies to the extent otherwise permitted, or issue senior securities except as permitted in paragraph (5). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

          (5) borrow money, except that each Fund may borrow from banks as a temporary measure for emergency purposes where such borrowings would not exceed 10% of its total assets (5% in the case of the International Fund and Growth and Income Fund) (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 10% of each Fund's total assets taken at market value (the International Fund and the Growth and Income Fund are limited to 5%). The Funds have no present intention of engaging in transactions under this paragraph;

          (6) purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause each Fund's investments in all such companies taken at cost to exceed 5% of such Fund's total assets taken at market value(does not apply to the International
     Fund);

          (7) invest for the purpose of exercising control over management of any company;

          (8) invest more than 10% of its total assets in the securities of other investment companies;

          (9) invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% (10% in the case of the Growth and Income Fund and New York Fund) of the market value of the respective Fund's total assets would be so invested;

          (10) purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus of the Funds; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

          (11) purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Trust and officers and directors of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities (does not apply to the International Fund);

          (12) have dealings on behalf of the Funds with Officers and Trustees of the Funds, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Funds;

          (13) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of each Fund's investments in that industry would exceed 25% of the current value of a Fund's total assets, provided that (a) there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry and in the case of the New York Fund, investments in Municipal Obligations (for the purpose of this restriction, industrial development and pollution control bonds shall not be deemed Municipal Obligations if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users).

          (14) investments in warrants in excess of 5% of net assets, provided that within that amount, investments in warrants which are listed on the New York or American Stock Exchanges shall not exceed 2% of net assets (does not apply to the International Fund).

In addition, the Fixed Income Fund and New York Fund may not:

          (15) purchase equity securities or other securities convertible into equity securities.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Funds, in the securities rating of the investment, or any other later change.


                                   MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     The principal occupations of the Trustees and executive officers of the Funds for the past five years are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Trustees deemed to be "interested persons" of the Funds for purposes of the Investment Company Act of 1940, as amended, are indicated by an asterisk.

     HARALD PAUMGARTEN, Chairman of the Board of Trustees - age 59, 405
                        ---------------------------------
     Lexington Avenue, New York, NY 10017; Managing Director, Adirondack Capital Group since 1997; President, Paumgarten and Company 1991 to 1997; Advisory Managing Director, Lepercq de Neuflize & Co. Incorporated 1993 to 1995; Director, Price Waterhouse AG 1992 to 1993; Trustee, HSBC Funds Trust.

     WOLFE J. FRANKL, Trustee - age 77, 40 Gooseneck Lane, Charlottesville,
                      -------
     Virginia 22901. Trustee, Excelsior Funds, Inc. Excelsior Tax-Exempt Funds, Inc. and Excelsior Institutional Funds, Inc. (mutual funds); Director, Deutsche Bank Financial, Inc.; Director, the Harbus Corporation; Trustee, HSBC Funds Trust.

     ROBERT A. ROBINSON, Trustee - age 72,  251 Laurel Road, New Canaan,
                         -------
     Connecticut 06840. Trustee, Henrietta and E. Frederick H. Bugher Foundation; Trustee, U.S.T. Master Funds, Inc. and U.S.T. Master Tax-Exempt Funds, Inc. (mutual funds); Trustee, HSBC Funds Trust.

     JOHN P. PFANN, Trustee - age 68, 43 Captains Walk, Marina Cove, Palm Coast,
                    -------
     Florida 32137. Chairman and President, JPP Equities, Inc. 1982 to 1995; Trustee, HSBC Funds Trust.

     RICHARD  J.  LOOS, Vice Chairman Emeritus, 97 Southport Wood Drive,
                        ----------------------
     Southport, CT 06490.

     WALLY GRIMM, President - Executive Vice President, Fund Services Division
                  ---------
     of BISYS Fund Services, Inc., June 1992 to present.

     ERIC F. ALMQUIST, Senior Vice President - Senior Marketing Strategist, Fund
                       ---------------------
     Services Division, BISYS Fund Services, Inc., August, 1996 to present; Director of Process Management, Coopers & Lybrand L.L.P. from 1994 to 1996; Vice President, The Dreyfus Service Corporation from 1988 to 1994.

     CHARLES BOOTH, Vice President - Chief Compliance Officer and Vice President
                    --------------
     of Fund Administration, Fund Services Division of BISYS Fund Services, Inc., 1988 to present.

     KAREN DOYLE, Vice President - Director, Client Services, Fund Services
                  --------------
     Division of BISYS Fund Services, Inc. from October 1994 to present. The Bank of New York, 1979 to 1994.

     THOMAS LINE, Treasurer - Vice President and Treasurer, Fund Services
                  ---------
     Division of BISYS Fund Services, Inc., December 1996 to present; Audit Senior Manager, KPMG Peat Marwick LLP, September 1989 to December 1996.

     STEVEN R. HOWARD, Secretary -1285 Avenue of the Americas, New York, New
                       ---------
     York 10019. Partner, Paul, Weiss, Rifkind, Wharton & Garrison since April, 1998; Partner, Baker & McKenzie 1991 to 1996; Partner, Gaston & Snow from 1988 to 1991; Secretary, HSBC Funds Trust since 1987.

     ALAINA V. METZ, Assistant Secretary - Chief Administrator, Administration
                     -------------------
     and Regulatory Services of BISYS Fund Services, Inc., June 1995 to Present; Supervisor of Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.


* Mr. Loos has been elected Vice Chairman Emeritus, such voting member of the Board of Trustees. appointment to be effective May 5, 1998. Mr. Loos is not a voting member of the Board of Trustees.


                                             COMPENSATION TABLE


                                     AGGREGATE       PENSION OR RETIREMENT      ESTIMATED          TOTAL
                                   COMPENSATION FROM  BENEFITS ACCRUED AS         ANNUAL       COMPENSATION
                                     THE FUNDS       PART OF FUND EXPENSES    BENEFITS UPON      FROM THE FUND
                                                                               RETIREMENT        COMPLEX*
Wolfe J. Frankl, Trustee                     $9,370            0                   N/A                $20,000
William Kufta, Trustee                        1,942            0                   N/A                  4,000
Harald Paumgarten, Trustee                    8,399            0                   N/A                 18,000
John P. Pfann, Trustee                        9,370            0                   N/A                 20,000
Robert A. Robinson, Trustee                   9,370            0                   N/A                 20,000
Richard J. Loos,Vice Chairman                 9,370            0                   N/A                 20,000
Emeritus



*Represents the total compensation paid to such persons during the calendar year ended December 31, 1997. In the case of Mr. Loos, the amount represents the amount estimated to be paid to him for the current fiscal year.

Trustees of the Funds receive from the Funds an annual fee and a fee for attending each meeting of the Trustees and each committee meeting and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

     As of the date of this Statement of Additional Information the Trustees and officers of the Funds as a group owned less than 1% of the outstanding shares of the Trust.

INVESTMENT ADVISER. The Funds retain HSBC Asset Management Americas Inc. ("Adviser") to act as the adviser for each Fund. The Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 140 Broadway, New York, New York 10005.

     The Advisory Contracts for the Funds provide that the Adviser will manage the portfolio of each Fund and will furnish to each Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund. The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of each Fund. Administrative services provided by the Adviser include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Funds, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the Securities and Exchange Commission.

     The Adviser acts as Co-Administrator to the Funds pursuant to a Co-Administration Services Contract between the Funds and the Adviser. The Adviser
(i) manages the Fund's relationship with BISYS Fund Services, the Administrator to the Funds, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers, (iii) serves as liaison with the Board of Trustees, and (iv) assists with general product management and oversight. HSBC is paid an annual fee equal to 0.03% of each Fund's average daily net assets pursuant to the Co-Administration Services Contract.

SUB-ADVISER OF THE INTERNATIONAL FUND. The Adviser retains Delaware International Advisers Ltd. to act as sub-adviser (the "Sub-Adviser") to the International Fund. The Sub-Adviser's principal offices are located at Third Floor, 80 Cheapside, London EC2V 6EE England.

     The Sub-Adviser is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc., a Delaware corporation ("DMH"), with principal offices at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. DMH and its subsidiaries (collectively, "Delaware Investments") trace their origins to an investment counseling firm founded in 1929. The Sub-Adviser was formed in 1990 and provides investment advisory services primarily to institutional accounts and mutual funds in the global and international equity and fixed income markets. As of September 30, 1998 the Sub-Adviser managed approximately $10 billion in global and foreign stock and bond portfolios for separate account and investment company clients. As of that date, advisory affiliates within Delaware Investments had total assets under management of approximately $40 billion, including assets managed by the Sub-Adviser.

     DMH is an indirect, wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National"). Lincoln National, a publicly held company with headquarters in Fort Wayne, Indiana is a financial services holding company. Its wealth accumulation and protection businesses provide annuities, life insurance, 401(k) plans, life-health reinsurance, institutional investment management and mutual funds.

     Pursuant to terms of its sub-advisory contract, the Sub-Adviser commenced its sub-advisory services on October 1, 1998. Prior to that date, HSBC Asset Management Europe Ltd., HSBC Asset Management Hong Kong Ltd., HSBC Asset Management (Japan) KK, and HSBC Asset Management Singapore Ltd., affiliates of the Adviser, served as sub-advisers to the International Fund.

     Under its Sub-Advisory Contract with the Adviser, the Sub-Adviser provides at its own expense the personnel and equipment necessary to carry out its duties. The Sub-Adviser will provide the Fund with quarterly reports with respect to securities the Fund holds or markets in which the Fund has invested.

SHAREHOLDER SERVICER ASSISTANT

     The Trust retains the Adviser to act as Shareholder Servicer Assistant of each of the Funds except the International Fund, in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser shall be responsible for performing Shareholder Servicer administrative support services, which may, but is not specifically required to, include any or all of the following: (i) assist personnel who (a) hand out prospectuses and Fund applications, (b) assist customers with filling out Fund applications and (c) effect purchases and redemptions; (ii) assist with preparation of and review Fund written communications, including marketing material, semi-annual and Annual Reports and prospectus updates; (iii) educate, describe the Funds to, and answer questions from Shareholder Servicers to enhance understanding of the Funds and its investment objectives; and (iv) generally assist the activities of the Shareholder Servicers.

     The Adviser shall provide all personnel and facilities necessary in order for it to perform its functions under the Shareholder Servicer Assistance Agreement.

     For its services as Shareholder Servicer Assistance, the Adviser is paid an annual fee equal to 0.04% of the Funds' daily average net assets.

     For the year ended December 31, 1997, the Adviser earned co-administration/shareholder servicer assistance fees totaling $18,574, $96,166, $45,179 and $27,551 for the International Equity Fund, Growth and Income Fund, Fixed Income Fund and New York Tax-Free Bond Fund, respectively, all of which was waived.

     DISTRIBUTOR. Shares of the Funds are offered on a continuous basis through BISYS Fund Services, the Distributor, pursuant to the Distribution Contract.
The Distributor is not obligated to sell any specific amount of shares.

     ADMINISTRATOR. BISYS Fund Services, Limited Partnership d/b/a BISYS Fund Services serves as Administrator of the Funds pursuant to the terms of a Management and Administration Agreement (the "Administrative Services Agreement"). Pursuant to the Administrative Services Agreement, BISYS Fund
Services: (i) provides administrative services reasonably necessary for the operation of the Funds, (other than those services which are provided by the Adviser pursuant to the Advisory Contract); (ii) provides the Funds with office space and office facilities reasonably necessary for the operation of the Funds; and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Administrative Services Agreement.

     As compensation for its administrative services under the Administrative Services Agreement, BISYS Fund Services is paid a monthly fee at the following annual rates: 0.15% of a Fund's first $200 million of average daily net assets; 0.125% of a Fund's second $200 million of average daily net assets; 0.10% of a Fund's third $200 million of average daily net assets; and 0.08% of a Fund's average daily net assets in excess of $600 million.

     For the year ended December 31, 1997, BISYS Fund Services earned administration service fees totaling $46,781, $137,244, $64,477 and $39,320 net of fee waivers of $22,123, $68,828, $32,336 and $19,719, for the International Equity Fund, Growth and Income Fund, Fixed Income Fund and the New York Fund, respectively.

     For the period from March 1, 1996 to December 31, 1996, BISYS Fund Services earned $18,016 (net of fee waivers of $6,109) in administration fees from the International Equity Fund, $99,227 (net of fee waivers of $52,606) in administration fees from the Growth and Income Fund, $88,619 (net of fee waivers of $48,426) in administration fees from the Fixed Income Fund and $38,260 (net of fee waivers of $21,167) in administration fees from the New York Fund. For the two months ended February 29, 1996. PFPC, the previous Administrator, earned $22,548 (net of fee waivers of $134) from the International Fund, $10,725 (net of fee waivers of $564) from the Growth and Income Fund, $15,598 (net of fee waivers of $821) for the Fixed Income Fund and $7,660 (net of fee waivers of $403) for the New York Fund.

     For the year ended December 31, 1995, the Growth and Income Fund, Fixed Income Fund and New York Fund paid $61,800 (net of fee waivers of $5,000), $78,200 (net of fee waivers of $6,300), and $47,800 (net of fee waivers of $3,800), respectively, to PFPC Inc. in administration fees under the Administrative Services Agreement.

     The International Fund, for the year ended December 31, 1995, as Adviser and Administrator, HSBC Americas earned $149,012 (before fee waivers of $66,081) and $24,797, respectively. Effective February 1, 1995, HSBC Americas earned co-administration fees of 0.03% for both share classes and shareholder servicing fees of 0.04% for the Service Class (Class A) of the Fund's average net assets, respectively. For the period ending December 31, 1995 the Fund paid co-administrative/shareholder servicing fees of $6,343. HSBC Americas waived co-administrative fees for the month of January totaling $944.

     FEES AND EXPENSES

     As compensation for its advisory and management services, the Adviser is paid a monthly fee by each Fund at the following annual rates:

     For the International Fund, the Adviser is paid a monthly advisory fee at an annual rate of 0.90% of the Fund's average daily net assets.


        Portion of Average Daily Value of Net Assets of     Advisory
        the Growth and Income Fund and Fixed Income Fund
        ------------------------------------------------    --------

        Not exceeding $400 million                             0.550%

        In excess of $400 million but
          not exceeding $800 million                           0.505

        In excess of $800 million but
          not exceeding $1.2 billion                           0.460

        In excess of $1.2 billion but
          not exceeding $1.6 billion                           0.415

        In excess of $1.6 billion but
          not exceeding $2 billion                             0.370

        In excess of $2 billion                                0.315


        Portion of Average Daily Value of Net Assets of   Advisory
        the New York Tax-Free Fund
        -----------------------------------------------   --------

        Not exceeding $300 million                            0.450%

        In excess of $300 million but
          not exceeding $600 million                          0.420

        In excess of $600 million but
          not exceeding $1 billion                            0.385

        In excess of $1 billion but
          not exceeding $1.5 billion                          0.350

        Portion of Average Daily Value of Net Assets of   Advisory
        the New York Tax-Free Fund
        -----------------------------------------------    --------

        In excess of $1.5 billion but
          not exceeding $2 billion                            0.315

        In excess of $2 billion                               0.280


  With respect to the International Fund   for  the years ended December 31,
1997, 1996 and 1995, the Adviser (and also as the Administrator in the case of 1995) earned $89,584, $20,367 and $149,012 net of fee waivers of $307,447,
$140,552 and $66,081, respectively.

     With respect to the Growth and Income Fund for the years ended December 31, 1997, 1996 and 1995, the Adviser earned $755,596, $597,497 and $367,300, respectively, in advisory fees, net of fee waivers of $0, $88 and $0 respectively.

     With respect to the Fixed Income Fund, for the years ended December 31, 1997, 1996 and 1995, the Adviser was paid $354,982, $562,307 and $464,400.

     With respect to the New York Fund, for the years ended December 31, 1997, 1996 and 1995, the Adviser was paid $98,398, $1112,830 and $128,900 net of fee waivers of $78,720,  $89,511 and $128,900, respectively.

     Except for the expenses paid by the Adviser under the Advisory Contract and Co-Administration Services Contract and by BISYS Fund Services, Inc. under the Management and Administration Agreement, the Funds bear all costs of their operations. Expenses attributable to a Fund are charged against the assets of the Fund.

     The Advisory Contract, Distribution Contract and Management and Administration Agreement (upon expiration of its initial term on September 1, 1999) will continue in effect with respect to a Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of such Fund or by the Trust's Trustees and (ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined in the Investment Company Act of 1940) of any such party ("non-interested Trustees"). Each contract may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees on 60 days' written notice, except in the case of the Management and Administration Agreement which requires written notice of non-renewal given at least 90 days prior to expiration of the then current term. The Advisory Contract, Administrative Services Contract and the Distribution Contract shall terminate automatically in the event of their assignment (as defined in the Investment Company Act of 1940). The Board of Trustees of the Trust, including the non-interested Trustees, approved the continuance of each Fund's Advisory Contract, the Distribution Contract and the Co-Administration Agreement at a meeting of the Board of Trustees on January 28, 1998.

DISTRIBUTION PLANS AND EXPENSES

     Each Fund has adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan provides for a monthly payment by each Fund to BISYS Fund Services for expenses incurred not to exceed an annual rate of 0.35% (0.50% in the case of the Growth and Income Fund).

     BISYS Fund Services will use all amounts received under each Plan for payments to broker-dealers or financial institutions for their assistance in distributing shares of each Fund and otherwise promoting the sale of the Funds' shares. BISYS Fund Services may also use all or any portions of such fee to pay expenses such as the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services.

     The Plans provide for BISYS Fund Services to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plans may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of each Fund's outstanding shares and approval of a majority of the non-interested Trustees.

     The Plan will continue in effect with respect to each Fund from year to year provided such continuance is approved annually by a vote of the Board of Trustees of the Trust and of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on such Plan ("12b-1 non-interested Trustees"). The Board of Trustees of the Trust, including the 12b-1 non-interested Trustees, approved the continuance of the Plan at a meeting of the Board of Trustees on January 28, 1998.

     For the fiscal year ended December 31, 1997, the Funds incurred the following amounts in distribution-related fees under the Rule 12b-1 Distribution
Plan:



                  Compensation                    Printing of
                       to                        Prospectuses and   Retail     Postage and
                    Broker-                      Shareholder      Marketing   Miscellaneous
Fund                 Dealers      Advertising       Reports        Program       Expenses       Total
---------------  ---------------  -----------  -----------------  ----------  --------------   --------

Growth and          $     0          $0               $0              $0            $0         $     0
 Income Fund
International             0           0                0               0             0               0
Fund
(Service
 Class)
Fixed Income              0           0                0               0             0               0
 Fund
New York            $69,731          $0               $0              $0            $0         $69,731
 Fund


                             SERVICE ORGANIZATIONS

     The Trust also contracts with banks (including Marine Midland Bank), trust companies, broker-dealers or other financial organizations ("Service Organizations") on behalf of the Funds to provide certain administrative services for the Fund at a fee of up to an annual rate of 0.35%. Services provided by Service Organizations may include among other things; providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving of funds in connection with shareholder orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from a Fund to its shareholders; and providing such other services as each Fund or shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by each Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by a Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                           CALCULATION OF YIELDS AND
                            PERFORMANCE INFORMATION

     From time to time, the Funds quote current yield based on a specific thirty day period. Such thirty day yield, which may be used in advertisements and marketing material, is calculated by using a method known as "semi-annual compounding." Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

               Where:  yield = 2[(a-b + 1)/6/ -1]
                                  ---
                                   cd

               a = dividends and interest earned during the period, including the amortization of market premium or accretion of market discount.

               b =  expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the maximum offering price per share on the last day of the period.


     The current yields for the Fixed Income and New York Funds as of December 31, 1997, were 5.54% and 3.81%, respectively (excluding the maximum sales of 4.75% for each Fund). The current yields as of the same date including the maximum sales charge were 5.28% and 3.63%, respectively, for the Fixed Income and New York Funds.

     The Funds from time to time may advertise total return and cumulative total return figures. Total return is the average annual compound rate of return for the periods of one year and the life of each Fund, where applicable, each ended on the last day of a recent calendar quarter. Total return quotations reflect the change in the price of each Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in shares of each Fund. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, that would compare the initial amount to the ending redeemable value of such investment according to the following formula (total return is then expressed as a percentage):

               Where:  P(1+T)/n/ = ERV

               P =     a hypothetical initial investment of $1,000

               T =     average annual total return
               n =     number of years

               ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     The average annual total return information for the Funds for the periods indicated below is as follows:

                                                      Shares Charge *     NAV
                                                     -----------------  -------
INTERNATIONAL EQUITY FUND
INSTITUTIONAL CLASS **

One year ended December 31, 1997                        N/A             (2.15%)
Inception (March 1, 1995 to December 31, 1997           N/A              5.94%

SERVICE CLASS
One year ended December 31, 1997                          (6.97%)       (2.06%)
Inception (April 25, 1994) to December 31, 1997           (0.42%)        1.07%

GROWTH AND INCOME FUND
One year ended December 31, 1997                          21.19%        27.42%
Five years ended December 31, 1997                        15.49%        16.63%
Inception (June 6, 1986) to December 31, 1997             13.08%        13.59%

FIXED INCOME FUND
One Year Ended December 31, 1997                           3.49%         8.12%
Inception (January 15, 1993) to December 31, 1997          5.64%         6.69%

NEW YORK TAX-FREE BOND FUND
One Year Ended December 31, 1997                           3.80%         8.97%
Five Years Ended December 31, 1997                         5.46%         6.50%
Inception (March 21, 1989) to December 31, 1997            7.24%         7.83%


* INCLUDES MAXIMUM SALES CHARGE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
**THE FUND'S PRIOR SUB-ADVISERS MANAGED THE FUND'S ASSETS FOR THE PERIODS
  SHOWN.

     Cumulative total return is the rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. Cumulative total return is calculated by finding the rate of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

          C = Cumulative Total Return

          P = a hypothetical initial investment of $1,000

          ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


     ALL FUNDS

     From time to time, in marketing pieces and other Fund literature, each Fund's or the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:

  *  Barron's, a Dow Jones and Company, Inc. business and financial weekly that
     --------
     periodically reviews mutual fund performance data.

  *  Business Week, a national business weekly that periodically reports the
     -------------
     performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory
     --------------------------------------
     publication that periodically features the performance of a variety of securities.

     Financial Times, Europe's business newspaper, which features from time to
     ---------------
     time articles on international or country-specific funds.

  *  Forbes, a national business publication that from time to time reports the
     ------
     performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the
     -------
     performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the
     ---------------
     performance of U.S. mutual funds investing internationally.

  *  Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a
     -------------------------------------------------------------------
     weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific
     -----
     funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers
     --------------
     financial news.

     Personal Investor, a monthly investment advisory publication that includes
     -----------------
     a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Sylvia Porter's Personal Finance, a monthly magazine focusing on personal
     --------------------------------
     money management that periodically rates and ranks mutual funds by performance.

  *  Wall Street Journal, a Dow Jones and Company, Inc. newspaper which
     -------------------
     regularly covers financial news.

  *  Wiesenberger Investment Companies Services, an annual compendium of
     ------------------------------------------
     information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

__________________
* Sources of Fund performance information actually used by the Funds in the past.


                        DETERMINATION OF NET ASSET VALUE

     Each Fund's net asset value per share for the purpose of pricing and redemption orders is determined at 4:15 p.m. (Eastern time) on each day the Funds' transfer agent is open for business. The net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas. The net asset value per share of each Fund is computed by dividing the total current market value of the net assets of a Fund, (i.e., the value of the assets less the liabilities), by the total number of shares outstanding at the time of determination. All expenses, including the advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the net asset value. The public offering price (net asset value of $10.35 and $12.36 for the International Fund and Growth and Income Fund, plus maximum sales charge of 5.00% of the offering price) per share at December 31, 1997 was $10.89 and $13.01 respectively. he public offering price (net asset value of $10.12, and $11.48 plus maximum sales charge of 4.75% of the offering price for the Fixed Income Fund and New York Fund, respectively) per share at December 31, 1997 was $10.62 and $12.05 for the Fixed Income Fund and New York Fund, respectively.

     Portfolio securities are valued at the last quoted sales price as of the close of business on the day the valuation is made, or lacking any sales, at the mean between closing bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value for each unlisted security is on a day such security is not traded shall be based on the mean of the bid and ask quotations for that day. The value of each security for which readily available market quotations exist will be based on a decision as to the broadest and most representative market for such security. Options on stock indices traded on national securities exchanges are valued at the close of options trading on such exchanges (which is currently 4:10 p.m., Eastern time). Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sale price as of the close of such exchanges (which is currently 4:15 p.m., Eastern time). Other assets and securities for which no quotations are readily available (and in the case of the International Fund, securities for which market quotations are available but the Adviser determines that a given quotation is not representative of a security's market value) are valued at fair value as determined in good faith by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Short-term investments are valued at amortized cost, which approximates market value. The Board of Trustees has determined in good faith that amortized cost approximates fair market value.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser (or Sub-Adviser, as appropriate) is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Brokerage may be allocated to the Distributor to the extent and in the manner permitted by applicable law, provided that in the judgment of the investment adviser the use of the Distributor is likely to result in an execution at least as favorable as that of other qualified brokers. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser.
Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and, for the Fixed Income Fund, equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of the Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with Marine Midland, the Adviser, the Funds or BISYS Fund Services are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. The Funds may purchase Municipal Obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Funds or BISYS Fund Services may act as a broker for the Funds. In order for such persons to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review the commissions paid by the Funds to affiliated brokers.

     As permitted by Section 28(e) of the "Securities Exchange Act of 1934 (the "1934 Act") the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Adviser and Portfolio Advisers may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the view and information of securities firms.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

     The aggregate brokerage commissions paid by the International Fund for the years ended December 31, 1997, 1996 and 1995 were $330,959, $113,445 and
$113,904, respectively. The Fund paid $0, $0 and $0 in brokerage commissions to affiliated brokers during the same periods.

     For the years ended December 31, 1997, 1996 and 1995 the Growth and Income Fund paid an aggregate of $288,300, $113,241 and $117,652 respectively, in brokerage commissions.

                               PORTFOLIO TURNOVER

     A Fund's portfolio turnover rate measures the frequency with which a Fund's portfolio of securities is traded. The Funds will attempt to purchase securities with intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser believes it to be warranted (e.g., the Fund may sell portfolio securities in anticipation of an adverse market movement). The purchase and sale of portfolio securities may involve dealer mark-ups, underwriting commissions or other transaction costs. Generally, the higher the portfolio turnover rate, the higher the transaction costs to the Fund, which will generally increase the Fund's total operating expenses. In addition, increased portfolio turnover may increase the likelihood of additional capital gains for each Fund. The International Fund's portfolio turnover rate for the years ended December 31, 1997 and December 31, 1996 was 112.54% and 77.91% respectively. The Growth and Income Fund's portfolio turnover rate for the years ended December 31, 1997 and December 31, 1996 was 69.1% and 61.7% respectively. The Fixed Income Fund's portfolio turnover rate for the years ended December 31, 1997 and 1996 was 61% and 156%, respectively (the relatively higher 1996 turnover was due to market volatility). The New York Tax-Free Fund's portfolio turnover rate for the years ended December 31, 1997 and 1996 was 35.6% and 87.4%, respectively.


                               EXCHANGE PRIVILEGE

     Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange those shares for shares of the other portfolios of the Trust and the HSBC Funds Trust which are available for sale in their state. A shareholder who has paid a sales load in connection with the purchase of shares of any of the Funds will not be subject to any additional sales loads in the event such shareholder exchanges shares of one Fund for shares of another Fund. Shareholders of any of the HSBC Money Market Funds who exchange shares of any of such Money Market Funds for shares of any of the Funds are charged the sales loads applicable to the Funds as stated in the Prospectus.

     Before effecting an exchange, shareholders should review the prospectuses. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized. See the Prospectus discussion of the Federal tax treatment of load reductions or eliminations in an exchange.

     The exchange privilege may be modified or terminated upon sixty (60) days' notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Funds reserve the right to impose such a limitation. Call or write the Funds for further details.


                                  REDEMPTIONS

     The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal and New York State and City income tax purposes. Any loss realized on the redemption of Fund shares held, or treated as held, for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends received on the redeemed shares.

     A shareholder's account with a Fund remains open for at least one year following complete redemption and all costs during the period will be borne by the Fund. This permits an investor to resume investments in such Fund during the period in an amount of $50 or more.

     To be in a position to eliminate excessive shareholder expense burdens, each Fund reserves the right to adopt a policy pursuant to which it may redeem, upon not less than 30 days' notice, shares of the Fund in an account which has a value below a designated amount. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     The Funds may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Funds not reasonably practicable.

     Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of a Fund's portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.


                                  INCOME TAXES

     The Funds have elected and qualified to be treated and intend to continue to be treated, as regulated investment companies for each taxable year by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies so that they will not be liable for Federal income tax with respect to amounts distributed to shareholders in accordance with the timing requirements of the Code.

     In order to qualify as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock or securities and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency; (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other stocks and securities limited, in the case of other stocks or securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of its assets or 10% of the voting stocks or securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the stocks or securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).
As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

     The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by each Fund's management to be most likely to attain such Fund's investment objective. Such sales and any resulting gains or losses, may therefore vary considerably from year to year. Since at the time of an investor's purchase of shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in each Fund's portfolio or undistributed income of such Fund, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) represent a return of a portion of his investment.

     Each Fund is required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains, as well as the gross proceeds of share redemptions. Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from taxable dividends (including capital gain dividends) and the proceeds of redemptions of shares paid to non-corporate shareholders who have not furnished such Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. In addition, a Fund may be required to withhold Federal income tax at a rate of 31% if it is notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of under reporting of interest or dividend income.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described in the Prospectus whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     Any loss realized upon the redemption of shares held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend received on the redeemed shares. Any loss realized upon the redemption of shares within six months after receipt of an exempt-interest dividend will be disallowed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Exchanges are treated as redemptions for Federal tax purposes.

     Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Shareholders should consult their tax advisers for more information.

     Each portfolio within the Trust will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes. Provided that each Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise taxes.

     Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

     The "straddle" rules of Section 1092 of the Code may require the Funds which are permitted to engage in such transactions to defer the recognition of certain losses incurred on its transactions involving certain stock or securities, futures contracts or options. Section 1092 defines a "straddle" to include "offsetting positions" with respect to publicly traded stock or securities. A "position" is defined to include a futures contract and an option. In general, the Funds will be considered to hold offsetting positions if there is a substantial diminution of its risk of loss from holding one position by reason of its holding one or more other positions. Section 1092 generally provides that in the case of a straddle, any loss from the disposition of a position (the "loss position") in the straddle shall be recognized for any taxable year only to the extent that the amount of such loss exceeds the unrealized gains on any offsetting straddle position (the "gain position") and the unrealized gain on any successor position (which is a position that is itself offsetting to the gain position and is acquired during a period commencing 30 days prior to, and ending 30 days after, the disposition of the loss position).

     These special tax rules applicable to options and futures transactions could affect the amount, timing and character of capital gain distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

     For purposes of the dividends-received deduction available to corporations, dividends received by a Fund from taxable domestic corporations in respect of any share of stock treated as debt-financed under the Code or held by the Fund for 45 days or less (90 days in the case of certain preferred stock) will not be treated as qualifying dividends. To the extent applicable, for purposes of the dividends-received deduction the holding period of any share of stock will not include any period during which the Fund has an option or a contractual obligation to sell, or has granted certain call options with respect to, substantially identical stock or securities or, under Treasury regulations to be promulgated, a

Fund may diminish its risk of loss by holding one or more other positions with respect to substantially similar or related property. It is anticipated that these rules will operate so as to reduce the portion of distribution paid by the Fund that will be eligible for the dividends received deduction available to corporate shareholders of the Fund. The dividends-received deduction is reduced to the extent the shares of the Funds with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than 46 days.

     Corporate shareholders should also note that their basis in shares of the Fund may be reduced by the untaxed portion (i.e., the portion qualifying for the
                                            ----
dividends-received deduction) of an "extraordinary dividend" if the shares have not been held for at least two years prior to declaration of the dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10% of a corporate shareholder's basis in its Fund shares or which satisfy an alternative test based on the fair market value of the shares. To the extent dividend payments received by corporate shareholders of the Fund constitute extraordinary dividends, such shareholders' basis in their Fund shares will be reduced and any gain realized upon a subsequent disposition of such shares will therefore be increased. The untaxed portion of dividends received by such shareholders is also included in adjusted alternative minimum taxable income in determining shareholders' liability under the alternative minimum tax.

     Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) any ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

     The untaxed portion of dividends received by such shareholders is also included in adjusted alternative minimum taxable income in determining shareholders' liability under the alternative minimum tax.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     SPECIAL TAX CONSIDERATIONS FOR THE INTERNATIONAL EQUITY FUND. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of federal withholding taxes will reduce the income received from the companies comprising the Fund. See the Prospectus for more information on foreign withholding taxes and foreign tax credits.

     Shareholders should consult their own tax advisers with respect to the tax status of distributions from each Fund, and redemptions of shares of the Fund, in their own states and localities. Shareholders who are not United States persons should also consult their tax advisers as to the potential application of foreign and U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends representing ordinary income to them.

     SPECIAL TAX CONSIDERATIONS FOR THE NEW YORK TAX-FEE FUND. The New York Tax-Free Fund also intends to qualify to pay "exempt-interest dividends" within the meaning of the Code by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of Municipal Obligations. Dividends derived from interest on Municipal Obligations that constitute exempt-interest dividends will not be includable in gross income for Federal income tax purposes and exempt-interest dividends derived from interest on New York Municipal Obligations will not be includable in gross income for Federal income tax purposes or subject to New York State or City personal income tax.

     The Tax Reform Act of 1986 (the "Tax Act") and subsequent restrictive legislation may significantly affect the supply and yields of Municipal Obligations and New York Obligations. The Tax Act imposed new restrictions on the issuance of Municipal Obligations and New York Obligations. As described in the Prospectus, pursuant to the Tax Act, if the Fund invested in Municipal Obligations and New York Municipal Obligations that are private activity bonds, some portion of exempt-interest dividends paid by the Fund would be treated as an item of tax preference for purposes of the Federal alternative minimum tax on individuals and corporations. In addition, a portion of original issue discount relating to stripped Municipal Obligations and their coupons may be treated as taxable income under certain circumstances, as will income from repurchase agreements and securities loans.

     Exempt-interest dividends received by corporations which hold shares of the Fund will be part of the "adjusted current earnings" of such corporations, and will increase the "alternative minimum taxable income" of such corporations for purposes of the alternative minimum tax on corporations.

     Property and casualty insurance companies will be required to reduce their deductions for "losses incurred" by a portion of the exempt-interest dividends they receive for shares of the Fund. The portion of the income from the Fund derived from bonds with respect to which a holder is a "substantial user" will not be tax-exempt in the hands of such user.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may not be deductible in whole or in part for Federal or New York State or City income tax purposes. Pursuant to Treasury Regulations, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares, even though the borrowed funds may not be directly traceable to the purchase of shares.

     The Fund will determine the portion of any distribution that will qualify as an exempt-interest dividend based on the proportion of its gross income derived from interest on Municipal Obligations over the course of the Fund's taxable year. Therefore, the percentage of any particular distribution designated as an exempt-interest dividend may be substantially different from the percentage of the Fund's gross income derived from interest on Municipal Obligations for the period covered by the distribution.

     Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal, New York State and New York City gross income are rendered by bond counsel for each issue at the time of issuance. Neither the Trust nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     The Fund may obtain put rights with respect to certain of its Municipal Obligations. The Internal Revenue Service has issued published and private rulings concerning the treatment of such put transactions for Federal income tax purposes. Since these rulings are ambiguous in certain respects, there can be no assurance that the Fund will be treated as the owner of the Municipal Obligations subject to the puts or that the interest on such obligations received by the Fund will be exempt from Federal income tax (and New York State and City personal income tax in the case of New York Municipal Obligations). If the Fund is not treated as the owner of the Municipal Obligations subject to the puts, distributions of income derived from such obligations will be taxed as ordinary income. The Fund anticipates that, in any event, it will remain qualified to pay exempt-interest dividends with respect to interest derived from other obligations in its portfolio.


                         SHARES OF BENEFICIAL INTEREST

     The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Declaration of Trust authorizes the Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of shares in multiple investment portfolios.

     The International Fund offers and the Prospectus relates to two classes of shares - the Institutional and Service Classes of Shares. The Institutional Shares are available to customers of financial institutions or corporations on behalf of their customers or employees, or on behalf of any trust, pension, profit sharing or other benefit plan for such customers or employees. The Service Shares are available to all other investors. Institutional Shares of the Fund are not subject to a sales charge, Rule 12b-1 fee or shareholder
servicing fees.   All other funds currently  offer only one class of shares
which are subject to a sales charge, Rule 12b-1 fees and shareholder servicing charges. All shares of the Trust issued and outstanding are fully paid and non-assessable. The Trust is not required by law to hold annual shareholder meetings and does not intend to hold such meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested to do so in writing by the holders of not less than 10% of the outstanding shares of the Trust.

     All shares have equal voting rights and will be voted in the aggregate, and not by portfolio, except where voting by portfolio is required by law or where the matter involved affects only one portfolio or class. As used in the Prospectus and in this SAI, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of Trustees and ratification of independent
                  - -
auditors), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority", when referring to the approvals to be obtained from shareholders in connection with approval of the Advisory Contract or changing the fundamental policies of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Vacancies on the Board of Trustees are filled by the Board of Trustees if immediately after filling any such vacancy at least two-thirds of the Trustees then holding office have been elected to such office by shareholders at an annual or special meeting. In the event that at any time less than a majority of Trustees holding office were elected by shareholders, the Board of Trustees will cause to be held within 60 days a shareholders' meeting for the purpose of electing trustees to fill any existing vacancies. Trustees are subject to removal with cause by two-thirds of the remaining Trustees or by a vote of a majority of the outstanding shares of the Trust. The Trustees are required to promptly call a shareholders' meeting for voting on the question of removal of any Trustee when requested to do so in writing by not less than 10% of the outstanding shares of the Trust. In connection with the calling of such shareholders' meetings, shareholders will be provided with communication assistance.

     Each share of a Fund represents an equal proportionate interest in the Fund with each other share of such Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of liquidation or dissolution, shares of a Fund are entitled to receive the assets belonging to the Fund which are available for distribution, and of any general assets not belonging to such Fund which are available for distribution.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Funds.

     At April 9, 1998 no person owned of record or, to the knowledge of management beneficially owned more than 5% of the outstanding shares of any Fund except as set forth below:

                         SHARES HELD & PERCENT OF CLASS


INTERNATIONAL EQUITY FUND
Service Class

    Name and Address of
      Holder of Record               Shares Held  Percent of Class
------------------------------------------------------------------
Donaldson, Lufkin Jenrette              1,618             6.348%
Jersey City NJ 07303

Marine Midland Bank, Custodian          4,714            18.492%
Paul M. Dudney, IRA
Seven Oaks, Kent, England TN13

Kathleen M. Hariff                      1,350             5.295%
Ontario, NY 14519

   Total Shares Outstanding            25,494

INTERNATIONAL EQUITY FUND           5,129,779            99.991%
Institutional Class
   Marine Midland Bank
   Buffalo, NY 14240

    Total Shares Outstanding        5,130,216

GROWTH AND INCOME FUND              6,315,394            91.958%
   Marine Midland Bank
   Buffalo, NY 14240

   Total Shares Outstanding         6,867,661

FIXED INCOME FUND                   5,364,126            97.215%
   Marine Midland Bank
   Buffalo, NY 14240

   Total Shares Outstanding         5,517,778

    Name and Address of
      Holder of Record               Shares Held  Percent of Class
------------------------------------------------------------------
NEW YORK TAX-FREE FUND                682,199            21.779%
   Marine Midland Bank
   Buffalo, NY 14240

   Total Shares Outstanding         3,132,261


     Marine Midland Bank has informed the Trust that it was not the beneficial owner of any of the shares it held of record.


                           CUSTODIAN, TRANSFER AGENT
                           AND FUND ACCOUNTING AGENT

     The Bank of New York has been retained, pursuant to a Custodian Agreement, to act as custodian for each Fund. The Bank of New York's address is 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, the Custodian maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each such Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each such Fund; pays all expenses of each such Fund; receives and pays out cash for purchases and redemptions of shares of each such Fund and pays out cash if requested for dividends on shares of each such Fund; calculates the daily value of the assets of the Fixed Income Fund; determines the daily net asset value per share, net investment income and dividend rate for the Short-Term and Fixed Income Funds; and maintains records for the foregoing services. Under the Custodian Agreement, each such Fund has agreed to pay the Custodian for furnishing custodian services a fee for certain administration and transaction charges and out-of-pocket expenses.

     Rules adopted under the 1940 Act permit investment companies to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. The International Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed the Custodian as its foreign custody manager. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

     For the period July 1, 1997 to December 31, 1997, the Bank of New York received $40,115 for custody services for the International Fund. For the period January 1, 1997 to June 30, 1997 and for the years ended December 31, 1996 and December 31, 1995, State Street Bank & Trust Company received $104,438, $180,302 and $179,616, respectively for custody services.

     For the period ended December 31, 1997 the Bank of New York received a fee of $20,738 for custody services for the Growth and Income Fund. For the year ended December 31, 1996 and for the period September 26, 1995 to December 31, 1996, the Bank of New York received fees of $14,270 and $963 from the Growth and Income Fund for custody services. For the period January 1, 1995 to September 25, 1995 Marine Midland received $8,200 (all of which was paid by the adviser) , for the Growth and Income Fund for custody services. For the year ended December 31, 1997 the New York Fund paid $5,586 in custody fees and the Fixed Income Fund paid $9,647.

     For the year ended December 31, 1996 the New York Fund paid $7,893 in custody fees and the Fixed Income Fund paid $13,337 to Marine Midland Bank. For the period from January 1, 1995 to September 25, 1995, the New York Fund paid $6,400 in custody fees to Marine Midland Bank.

     The Board of Trustees has authorized The Bank of New York in its capacity as custodian of each such Fund to enter into Subcustodian Agreements with banks that qualify under the 1940 Act to act as subcustodians with respect to certain variable rate short-term tax-exempt obligations in each Fund's portfolio.

      BISYS Fund Services, Inc. (the "Transfer Agent") has been retained by the Trust to act as transfer agent and dividend disbursing agent for the Funds. Under the Agency Agreement, BISYS Fund Services, Inc. performs general transfer agency and dividend disbursing services. It maintains an account in the name of each shareholder of record in each Fund reflecting purchases, redemptions, daily dividend accruals and monthly dividend disbursements, processes purchase and redemption requests, issues and redeems shares of each Fund, addresses and mails all communications by each Fund to its shareholders, including financial reports, other reports to shareholders, dividend and distribution notices, tax notices and proxy material for its shareholder meetings, and maintains records for the foregoing services. Under the Agency Agreement, each Fund has agreed to pay BISYS Fund Services, Inc. $25.00 per account and subaccount (whether maintained by the Adviser or a correspondent bank) per annum. In addition, the Funds have agreed to pay BISYS Fund Services, Inc. certain transaction charges, wire charges and out-of-pocket expenses incurred by BISYS Fund Services, Inc.

     The Fixed Income Fund paid $37,587 to BISYS for transfer agency services for the year ended December 31, 1997. The Fixed Income Fund paid $7,669 and $17,288, respectively, to PFPC Inc. (BISYS' predecessor) and BISYS for transfer agency services for the year ended December 31, 1996. The Fixed Income Fund paid $36,235 to PFPC Inc. for transfer agency services for the year ending December 31, 1995.

     The New York Tax-Free Fund paid $92,884 to BISYS for transfer agency fees for the year ended December 31, 1997. The New York Tax-Free Fund paid $11,814 and $36,768, respectively to PFPC Inc. and BISYS for transfer agency services for the year ended December 31, 1996. The New York Tax-Free Fund paid $63,295 to PFPC Inc., for transfer agency services for the year ending December 31, 1995.

     In addition, BISYS Fund Services, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement. Under such agreement, BISYS Fund Services, Inc. maintains the accounting books and records for each Fund, maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity. BISYS' fees for providing such services to the Funds currently are paid under the Management and Administration Agreement.


                              INDEPENDENT AUDITORS

     Ernst & Young LLP serves as the independent auditors for the Funds. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with Securities and Exchange Commission filings. Ernst & Young LLP's address is 787 Seventh Avenue, New York, New York 10019.

                              FINANCIAL STATEMENTS

     The financial statements appearing in the most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP, are incorporated by reference in this Statement of Additional Information and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. The Annual Reports to shareholders which contains the referenced statements, are available upon request and without charge.